SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND
A SERIES OF SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, VT 05604

February 22, 2016

Dear Shareholder:

We wish to provide you with some important information concerning your investment.  The Board of Directors (the “Board”) of Sentinel Group Funds, Inc. (the “Corporation”), after careful consideration, has approved the reorganization (the “Reorganization”) of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund” or the “Acquired Fund”), a series of the Corporation, into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund” or the “Surviving Fund”), also a series of the Corporation.  The Sustainable Mid Cap Fund and the Sustainable Core Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”.  The series surviving the Reorganization, the Sustainable Core Fund, is referred to as the “Combined Fund”.  The Reorganization does not require your approval, and you are not being asked to vote.  The attached Combined Prospectus/Information Statement contains information about the Sustainable Core Fund and provides details about the terms and conditions of the Reorganization.  You should review the Combined Prospectus/Information Statement carefully and retain it for future reference.

In the Reorganization, you will receive common stock of the Sustainable Core Fund of the same class, and with the same aggregate net asset value (“NAV”), as the shares of common stock of the Sustainable Mid Cap Fund shares that you currently hold, and your Sustainable Mid Cap Fund shares will be redeemed.  Your Sustainable Core Fund shares will be subject to identical sales charges and distribution fees.  Following the Reorganization, the Sustainable Mid Cap Fund will cease operations as a separate series of the Corporation.  Shareholders of the Sustainable Mid Cap Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.  In addition, we do not expect the Reorganization to cause the Sustainable Mid Cap Fund shareholders to recognize any federally taxable gains or losses.  However, the Sustainable Mid Cap Fund may declare a dividend and/or capital gains distribution just prior to the Reorganization, which may result in taxable income to the Sustainable Mid Cap Fund’s shareholders.

You will automatically receive shares of the Sustainable Core Fund in exchange for your shares of the Sustainable Mid Cap Fund.  If you have questions, please contact us at (800) 282-3863.

As always, we appreciate your support.

Sincerely,

Thomas H. Brownell

President and Chief Executive Officer

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Prospectus/Information Statement.  The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in this Combined Prospectus/Information Statement.

Q.                                   What is this document and why did we send it to you?

A.                                    This is a Combined Prospectus/Information Statement that provides you with information about a plan of reorganization between Sentinel Group Funds, Inc. (the “Corporation”), on behalf of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”), and the Corporation, on behalf of the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”).  Pursuant to the Reorganization, the Sustainable Core Fund will acquire substantially all the assets and liabilities of the Sustainable Mid Cap Fund in exchange for Class A and Class I shares of the Sustainable Core Fund, and the Sustainable Mid Cap Fund will distribute those shares of the Sustainable Core Fund to its shareholders in liquidation of the Sustainable Mid Cap Fund.  In the Reorganization, you will receive common stock of the Sustainable Core Fund of the same class, and with the same aggregate net asset value (“NAV”), as the shares of common stock of the Sustainable Mid Cap Fund shares that you currently hold, and your Sustainable Mid Cap Fund shares will be redeemed.  The Sustainable Mid Cap Fund and the Sustainable Core Fund are sometimes each referred to separately as a “Fund”, and together as the “Funds”, and the series surviving the Reorganization, the Sustainable Core Fund, is sometimes referred to as the “Combined Fund”.  When the reorganization (the “Reorganization”) is completed, an account at the Sustainable Core Fund will be set up in your name, you will become a shareholder of the Sustainable Core Fund, and the Sustainable Mid Cap Fund will be terminated as a series of the Corporation.  Please refer to the Combined Prospectus/Information Statement for a detailed explanation of the Reorganization, and a more complete description of the Sustainable Core Fund.

You are receiving this Combined Prospectus/Information Statement because you owned shares of the Sustainable Mid Cap Fund as of February 15, 2016.  The Reorganization does not require approval by shareholders of either the Sustainable Mid Cap Fund or Sustainable Core Fund, and you are not being asked to vote.

Q.                                   Has the Board of Directors approved the Reorganization?

A.                                    Yes, the Board of Directors of the Corporation (the “Board”) has approved the Reorganization.  After careful consideration, the Board, including all of the Directors who are not “interested persons” of the Corporation (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Directors”), determined that the Reorganization is in the best interests of the Sustainable Mid Cap and Sustainable Core Funds’ shareholders and that neither Fund’s existing shareholders will be diluted as a result of the Reorganization.  It is expected that the Sustainable Mid Cap Fund will benefit from the possible operating efficiencies and economies of scale that may result from combining the assets of the Sustainable Mid Cap Fund with the assets of the Sustainable Core Fund.

Q.                                   Why is the Reorganization occurring?

A.                                    The Board has determined that Sustainable Mid Cap Fund shareholders may benefit from an investment in the Combined Fund in the following ways:

(i)                                     Shareholders of the Sustainable Mid Cap Fund will remain invested in an open-end fund that has greater net assets;

(ii)                                  It is expected that the Combined Fund will have greater opportunity for growth and stability in the future based on its investment strategies and focus on large cap companies; and

(iii)                               The larger net asset size of the Combined Fund is expected to result in operating efficiencies (e.g., certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund).

In addition, the Reorganization is preferable to liquidating the Sustainable Mid Cap Fund, which may be treated as a taxable event, as it will provide you and other shareholders with the opportunity to invest in a portfolio that is managed by the same investment adviser, Sentinel Asset Management, Inc.  Although the Sustainable Core Fund and the Sustainable Mid Cap Fund have substantially similar but not identical investment objectives and both Funds employ a process of environmental, social, and corporate governance screening to their investment process, the Funds have differences in their investment strategies.  For example, the Sustainable Core Fund invests at least 65% of its assets in stocks of well-established companies, typically those above $5 billion in market capitalization, and the Sustainable Mid Cap Fund normally invests at least 80% of its assets in mid-capitalization companies, currently defined as companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.  Also, while both Funds may invest without limitation in foreign securities, the Sustainable Mid Cap Fund may do so only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.  These differences, as well as other differences, are discussed in more detail below under “Summary — Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund” and “Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund.”

The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and, therefore, you will not recognize gain or loss for federal income tax purposes on the exchange of your shares of the Sustainable Mid Cap Fund for the shares of the Sustainable Core Fund. Alternatively, liquidation of the Sustainable Mid Cap Fund could give rise to a taxable event.

Q.                                   How will the Reorganization affect me as a shareholder?

A.                                    Upon the closing of the Reorganization, you will become a shareholder of the Sustainable Core Fund.  With the Reorganization, substantially all of the assets and liabilities of the Sustainable Mid Cap Fund will be combined with those of the Sustainable Core Fund.  You will receive shares of the Sustainable Core Fund of the same class as the shares you own of the Sustainable Mid Cap Fund.  If you own Class A shares of the Sustainable Mid Cap Fund, an account will be created for you that will be credited with Class A shares of the Sustainable Core Fund with an aggregate net asset value equal to the aggregate net asset value of your Sustainable Mid Cap Fund Class A shares at the time of the Reorganization.  If you own Class I shares of the Sustainable Mid Cap Fund, an account will be created for you that will be credited with Class I shares of the Sustainable Core Fund with an aggregate net asset value equal to the aggregate net asset value of your Sustainable Mid Cap Fund Class I shares at the time of the Reorganization.

The number of shares you receive will depend on the relative net asset value of the shares of the two Funds immediately prior to the Reorganization.  Thus, although the aggregate net asset value in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Sustainable Mid Cap Fund.  No physical share certificates will be issued to you.  As a result of the Reorganization, a Sustainable Mid Cap Fund shareholder will hold a smaller percentage of ownership in the Combined Fund than such shareholder held in the Sustainable Mid Cap Fund prior to the Reorganization.

Q.                                   Why is no shareholder action necessary?

A.                                    Neither a vote of the shareholders of the Sustainable Mid Cap Fund nor a vote of the shareholders of the Sustainable Core Fund is required to approve the Reorganization under Maryland general corporation law or under the Corporation’s charter, and the Reorganization satisfies the requisite conditions of Rule 17a-8 under the 1940 Act.

Under Rule 17a-8 of the 1940 Act, a vote of shareholders of the Sustainable Mid Cap Fund is not required if as a result of the Reorganization:  (i) there is no policy of the Sustainable Mid Cap Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of Sustainable Core Fund; (ii) the Sustainable Core Fund’s advisory contract is not materially different from that of the Sustainable Mid Cap Fund; (iii) the Independent Directors overseeing the Sustainable Mid Cap Fund who were elected by its shareholders will comprise a majority of the Board overseeing the Sustainable Core Fund; and (iv) after the Reorganization, the Combined Fund will not pay fees under a 12b-1 plan that are greater than fees paid by the Sustainable Mid Cap Fund under such a plan.

Q.                                   When will the Reorganization occur?

A.                                    The Reorganization is expected to take effect on or about March 30, 2016, or as soon as possible thereafter.

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Q.                                   Who will pay for the Reorganization?

A.                                    The costs of the Reorganization, including the legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of Reorganization) and the costs related to the printing and mailing of this Combined Prospectus/Information Statement and accompanying information and the operational and system programming costs relating to the Reorganization, will be paid by the Sustainable Mid Cap Fund.  The total costs to be paid by the Sustainable Mid Cap Fund are currently estimated to be approximately $70,000.

Q.                                   Will the Reorganization result in any federal tax liability to me?

A.                                    The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  However, the Sustainable Mid Cap Fund will declare a dividend of its taxable income and net capital gain, if any, just prior to the Reorganization, which may result in taxable income to that Fund’s shareholders.

Q.                                   Can I exchange or redeem my Sustainable Mid Cap Fund shares before the Reorganization takes place?

A.                                    Yes.  You may exchange your Sustainable Mid Cap Fund shares for appropriate shares of another Sentinel Fund, or redeem your shares, at any time before the Reorganization takes place, as set forth in the Sustainable Mid Cap Fund’s prospectus.  If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction.  In addition, you will be charged any applicable contingent deferred sales charge, redemption fees and/or excessive trading fees on your exchange or redemption.

Q.                                   Can I purchase shares of the Sustainable Mid Cap Fund at any time prior to the Reorganization?

A.                                    The last day on which you may make purchases into the Sustainable Mid Cap Fund is March 29, 2016.  If we receive a purchase request for the Sustainable Mid Cap Fund after that date, we may return the money to you or we may deposit the amount into the Class A shares of the Low Duration Bond Fund without sales charge.

Q.                                   What will happen to my active automatic investment plan or systematic withdrawal plan?

A.                                    All account options, including automatic investment plans and systematic withdrawal plans, will automatically be copied to your new account.

Q.                                   Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.                                    No.  You will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.                                   Are there differences in front-end sales loads or contingent deferred sales charges?

A.                                    No.  The front-end sales loads and contingent deferred sales charges applicable to a specific share class of the Sustainable Mid Cap Fund are identical to the corresponding share class of the Sustainable Core Fund.

Q.                                   Will I be able to count the holding period of my Sustainable Mid Cap Fund Class A shares toward any contingent deferred sales charge on the Class A shares of the Sustainable Core Fund I receive in the Reorganization?

A.                                    Yes.  The Class A shares of the Sustainable Core Fund you receive in the Reorganization will retain both the holding period and the contingent deferred sales charge schedule of the corresponding Class A shares of the Sustainable Mid Cap Fund you held immediately prior to the Reorganization.

Q.                                   Whom do I contact for further information?

A.                                    You can contact your financial adviser for further information.  You may also contact the Funds at (800) 282-3863.  You may also visit our website at www.sentinelinvestments.com where you can send us an email message by selecting “Contact Sentinel.”

Important additional information about the Reorganization is set forth in the accompanying Combined Prospectus/Information Statement.  Please read it carefully.

INFORMATION STATEMENT FOR
SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND, A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

PROSPECTUS FOR
SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND, A SERIES OF SENTINEL GROUP FUNDS, INC.

ONE NATIONAL LIFE DRIVE
MONTPELIER, VT 05604

DATED FEBRUARY 22, 2016

RELATING TO THE REORGANIZATION OF

SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND
WITH AND INTO
SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND

EACH A SERIES OF SENTINEL GROUP FUNDS, INC.

This Combined Prospectus/Information Statement is furnished to you as a shareholder of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”), a series of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”).  As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Sustainable Mid Cap Fund will be reorganized into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”), also a series of the Corporation (the “Reorganization”).  The Sustainable Mid Cap Fund and the Sustainable Core Fund are each referred to herein as a “Fund”, and together, the “Funds”.  The series surviving the Reorganization, the Sustainable Core Fund, is sometimes referred to herein as the “Combined Fund”.

After evaluating the investment objectives, strategies and policies of the Funds, as well as their performance, size and potential for asset growth in the foreseeable future, Sentinel Asset Management, Inc. (“Sentinel”) recommended to the Board that it approve the reorganization of the Sustainable Mid Cap Fund with and into the Sustainable Core Fund, each an existing series of the Corporation. Sentinel believes that the Reorganization may provide enhanced opportunities to realize greater economies of scale in the form of lower total operating expenses over time. In addition, Sentinel does not expect the Sustainable Mid Cap Fund to experience significant asset growth in the foreseeable future and believes that the Combined Fund would be better positioned for asset growth than the Sustainable Mid Cap Fund on its own. Sentinel also believes that the Reorganization is preferable to liquidating the Sustainable Mid Cap Fund, as it will provide you and other shareholders with the opportunity to invest in a portfolio that: (i) is managed by Sentinel; (ii) has a substantially similar investment objective; (iii) applies the same process of environmental, social and corporate governance screening; (iii) employs a similar investment process and philosophy; and (iv) is part of the Corporation.  For more information on

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each Fund’s investment objectives and investment strategies, see “Summary—Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund—Investment Objectives” and “Summary—Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund— Principal Investment Strategies” below.

The Board of Directors of the Corporation (the “Board”), on behalf of each Fund, has approved the Reorganization and has determined that the Reorganization is in the best interests of the Funds and their respective shareholders.

At the closing of the Reorganization, the Sustainable Core Fund will acquire substantially all of the assets and liabilities of the Sustainable Mid Cap Fund in exchange for Class A and Class I shares of the Sustainable Core Fund.  Immediately after receiving the Sustainable Core Fund shares, the Sustainable Mid Cap Fund will distribute these shares to its shareholders in the liquidation of the Sustainable Mid Cap Fund. Sustainable Mid Cap Fund shareholders will receive the same class of shares of the Sustainable Core Fund with an aggregate net asset value equal to the aggregate net asset value of the Sustainable Mid Cap Fund shares they held immediately prior to the Reorganization.  After distributing these shares, the Sustainable Mid Cap Fund will be terminated as a series of the Corporation.  As a result of the Reorganization a shareholder of the Sustainable Mid Cap Fund will represent a smaller percentage of ownership in the Combined Fund than such shareholder’s percentage of ownership in the Sustainable Mid Cap Fund prior to the Reorganization.

This Combined Prospectus/Information Statement sets forth concisely the information you should know about the Reorganization of the Sustainable Mid Cap Fund and constitutes an offering of the shares of the Sustainable Core Fund issued in the Reorganization.  Please read it carefully and retain it for future reference.

A Statement of Additional Information dated February 22, 2016 (the “Reorganization SAI”), relating to this Combined Prospectus/Information Statement and the Reorganization has been filed with the Securities and Exchange Commission (the “SEC”), and is incorporated by reference into (legally considered to be part of) this Combined Prospectus/Information Statement.  A copy of the Reorganization SAI is available upon request and without charge by contacting Sentinel Administrative Services, Inc. (“SASI”) toll free at (800) 282-3863.

In addition, the following documents each have been filed with the Securities and Exchange Commission (the “SEC”), and are incorporated herein by reference:

•                                          the Prospectus related to the Sustainable Mid Cap Fund, dated March 30, 2015, as supplemented April 17, 2015, May 21, 2015 and June 18, 2015, as further supplemented;

•                                          the Statement of Additional Information related to the Sustainable Mid Cap Fund, dated March 30, 2015;

•                                          the Statement of Additional Information related to the Sustainable Core Fund, dated March 30, 2015; and

•                                          the Annual Report to shareholders of Sentinel Group Funds, Inc. relating to the Sustainable Mid Cap Fund for the fiscal year ended November 30, 2015, which has previously been sent to shareholders of the Sustainable Mid Cap Fund.

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The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The Reorganization SAI, as well as the Funds’ Prospectuses, Statements of Additional Information and their annual and semi-annual reports, are available upon request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling toll-free at (800) 282-3863.  They are also available, free of charge, at the Funds’ website at www.sentinelinvestments.com.  Information about the Funds can also be reviewed and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549-0102.  Call 1-202-551-8090 for information on the operation of the public reference room.  This information is also accessible via the Edgar database on the SEC’s internet site at www.sec.gov and copies may be obtained upon payment of a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

THIS COMBINED PROSPECTUS/INFORMATION STATEMENT IS EXPECTED TO BE SENT TO SHAREHOLDERS ON OR ABOUT FEBRUARY 26, 2016.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED.  THIS COMBINED PROSPECTUS/INFORMATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SEC NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

SUMMARY	1
The Reorganization	1
Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund	4
Investment Objectives	4
Principal Investment Strategies	4
Principal Investment Risks	7
Fees and Expenses	8
Portfolio Turnover	10
Tax Information	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
Federal Tax Consequences	10
Purchase, Exchange, Redemption, Transfer and Pricing of Fund Shares	10
COMPARISON OF THE SUSTAINABLE MID CAP FUND AND THE SUSTAINABLE CORE FUND	11
Investment Objectives and Principal Investment Strategies	11
Comparison of Investment Objectives	13
Comparison of Investment Strategies	13
Fundamental Investment Policies	13
Principal Investment Risks	15
Performance History	17
Management of the Funds	19
Portfolio Managers	20
Other Service Providers to the Funds	20
Distribution and Shareholder Servicing Arrangements	21
Purchase, Exchange, Redemption and Transfer of Fund Shares	21
Pricing of Fund Shares	27
Additional Information	28
FINANCIAL HIGHLIGHTS	32
INFORMATION RELATING TO THE REORGANIZATION	33
Description of the Reorganization	33
Reasons for the Reorganization	34
Federal Income Taxes	35
Expenses of the Reorganization	36
Continuation of Shareholder Accounts and Plans; Share Certificates	37
Legal Matters	37
OTHER INFORMATION	37
Additional Information about the Sustainable Core Fund	37
Capitalization	45
Shareholder Information	45
Shareholder Rights and Obligations	46
Dividends, Capital Gains and Taxes	46
Shareholder Proposals	48

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EXHIBIT A: COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES	A-1
EXHIBIT B: FUNDAMENTAL INVESTMENT POLICIES	B-1
EXHIBIT C: AGREEMENT AND PLAN OF REORGANIZATION	C-1
APPENDIX A: FINANCIAL HIGHLIGHTS	APPENDIX A- 1

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Information Statement and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Prospectus/Information Statement carefully.

The Corporation, organized under the laws of the state of Maryland, is an open-end management investment company registered with the SEC.  The Sustainable Mid Cap Fund and Sustainable Core Fund are each organized as separate series of the Corporation.  The investment objective of the Sustainable Mid Cap Fund is to seek growth of capital.  The investment objective of the Sustainable Core Fund is to seek long-term capital appreciation.  The Sustainable Core Fund, as the Fund surviving the Reorganization, is sometimes referred to as the “Combined Fund”.  The Sustainable Core Fund will be the accounting survivor of the Reorganization.

Sentinel is the investment adviser for the Sustainable Mid Cap and Sustainable Mid Cap Funds and will serve as the investment adviser for the Combined Fund.  Shares of the Funds may be purchased through their distributor, Sentinel Financial Services Company (“SFSC”), an affiliate of Sentinel, and through numerous financial intermediaries.  Helena Ocampo is the portfolio manager of the Sustainable Core Fund, and is expected to continue to be the portfolio manager of the Combined Fund after the Reorganization.

The Reorganization

The Board, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), on behalf of each of the Sustainable Mid Cap Fund and the Sustainable Core Fund, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”).  The Plan of Reorganization provides for:

•                                          the transfer of substantially all of the assets and liabilities of the Sustainable Mid Cap Fund to the Sustainable Core Fund in exchange for shares of the Sustainable Core Fund;

•                                          the distribution of such shares to the Sustainable Mid Cap Fund’s shareholders; and

•                                          the termination of the Sustainable Mid Cap Fund as a separate series of the Corporation.

If the proposed Reorganization is completed, the Sustainable Core Fund will acquire substantially all of the assets and liabilities of the Sustainable Mid Cap Fund, and shareholders of the Sustainable Mid Cap Fund will receive shares of the Sustainable Core Fund of the same class as they hold in the Sustainable Mid Cap Fund, Class A or Class I, in each case with an aggregate net asset value equal to the aggregate net asset value of the Sustainable Mid Cap Fund shares that shareholders own immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization.  The Reorganization has been proposed because Sentinel believes that it is no longer feasible to manage the Sustainable Mid

Cap Fund as a separate series of the Corporation.  The assets of the Sustainable Mid Cap Fund have been decreasing over time and the prospects for additional growth of the Fund are small.  The Sustainable Core Fund has a substantially similar investment objective and incorporates the same process with respect to sustainable and responsible investing, which is managed by the same in-house sustainable research department.  The investment teams that manage the two Funds have similarities in investment process and philosophy, but the Funds have different investment strategies, which are discussed more fully below.  The net assets of the Sustainable Mid Cap Fund are significantly smaller than the net assets of the Sustainable Core Fund.  Following the Reorganization, the Sustainable Mid Cap Fund shareholders will have the same management fee schedule and generally lower gross annual operating expense ratios as described more fully below.  In addition, certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs and other expenses, will be spread across a larger asset base, thereby potentially lowering the total operating expenses borne by the shareholders.  As a result, Sentinel believes Sustainable Mid Cap Fund shareholders would benefit from becoming shareholders of the Sustainable Core Fund.

In approving the Plan of Reorganization, the Board, on behalf of the Sustainable Mid Cap Fund, including the Independent Directors, determined that the Reorganization is in the best interests of the Sustainable Mid Cap Fund and that the interests of the Sustainable Mid Cap Fund shareholders will not be diluted with respect to net asset value as a result of the Reorganization.  Before reaching this conclusion, the Board engaged in a thorough review process relating to the proposed Reorganization.  The Board approved the Reorganization at a meeting held on December 3, 2015.

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•                                          The review of the investment objectives, strategies and policies of the Sustainable Mid Cap and Sustainable Core Funds.  See “Comparison of the Sustainable Mid Cap Fund and Sustainable Core Fund—Investment Objectives and Principal Investment Strategies.”

•                                          The expectation that the Combined Fund resulting from the completion of the Reorganization will achieve certain operating efficiencies from its larger net asset size.

•                                          The expectation that the shares of the Combined Fund to be received by Sustainable Mid Cap Fund shareholders in the Reorganization (as indicated in the table below under “—Fees and Expenses”) will have generally lower gross annual operating expense ratios than the gross annual operating expense ratios of Sustainable Mid Cap Fund shares held by the Sustainable Mid Cap Fund shareholders prior to the Reorganization.

•                                          The fact that the Sustainable Mid Cap Fund shareholders will pay no sales charges in connection with the Reorganization.  The service fees, distribution fees and sales charges (including contingent deferred sales charges (“CDSCs”)) on the Class A and Class I shares of the each Fund are identical and will remain the same for the Combined Fund.  The table below under “—Fees and Expenses” indicates the front-end sales load, service and distribution fees and CDSC applicable to each class of shares of the Funds and the Combined Fund.

•                                          The expectation that the prospects for growth of the Combined Fund are greater than the prospects for growth of the Sustainable Mid Cap Fund.

•                                          The fact that there is expected to be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.  Prior to the Reorganization, the Sustainable Mid Cap Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

•                                          The fact that the aggregate net asset value of the shares that Sustainable Mid Cap Fund shareholders will receive in the Reorganization is expected to equal the aggregate net asset value of the shares that shareholders own immediately prior to the Reorganization, and that shareholders of the Sustainable Mid Cap Fund will not be diluted as a result of the Reorganization.

The Board, including all of the Independent Directors, concluded that, based upon the factors and determinations summarized above, completion of the Reorganization is advisable and in the best interests of the shareholders of each Fund, and that the interests of the shareholders of each Fund will not be diluted with respect to net asset value as a result of a Reorganization.  The determinations on behalf of each Fund were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Neither a shareholder vote of the Sustainable Mid Cap Fund nor a shareholder vote of the Sustainable Core Fund is required to approve the Reorganization.  The Corporation’s Articles of Amendment and Restatement provide that the Board may, without the vote of shareholders but subject to the requirements of the 1940 Act, combine series of the Corporation upon conditions established by the Board for any purpose, including, without limitation, a reorganization.

In addition, under Rule 17a-8 under the 1940 Act, a vote of the shareholders of the Sustainable Mid Cap Fund is not required if as a result of the Reorganization:  (i) there is no policy of the Sustainable Mid Cap Fund that under Section 13 of the 1940 Act could not be changed without a vote of a majority of its outstanding voting securities that is materially different from a policy of the Sustainable Core Fund; (ii) the Sustainable Core Fund’s advisory contract is not materially different from that of the Sustainable Mid Cap Fund; (iii) the Independent Directors of the Sustainable Mid Cap Fund who were elected by its shareholders will comprise a majority of the Independent Directors of the Board overseeing the Sustainable Core Fund; and (iv) after the Reorganization, the Sustainable Core Fund will not be authorized to pay fees under a 12b-1 plan that are greater than fees authorized to be paid by the Sustainable Mid Cap Fund under such a plan.  The Reorganization satisfies these conditions.

Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund

Investment Objectives

The Sustainable Mid Cap Fund and the Sustainable Core Fund have substantially similar though not identical investment objectives.  The Sustainable Mid Cap Fund’s investment objective is to seek growth of capital.  The Sustainable Core Fund’s investment objective is to seek long-term capital appreciation.  The Combined Fund’s investment objective will be that of the Sustainable Core Fund.  See “Comparison of Principal Investment Objectives, Strategies, and Policies” attached hereto as Exhibit A.

Principal Investment Strategies

Although each Fund employs a process of sustainable and responsible investing, as described below, there are some important differences between the principal investment strategies of the Sustainable Core Fund and those of the Sustainable Mid Cap Fund. The principal investment strategies of the two Funds are discussed in more detail in the side-by-side chart below to facilitate comparison.  The principal investment strategies of the Combined Fund will be those of the Sustainable Core Fund.

Sustainable Core Fund	Sustainable Mid Cap Fund

The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those with market capitalizations above $5 billion.

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders. For this purpose, mid-capitalization companies are considered to be companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

Sentinel’s philosophy is based on a long-term view and emphasizes diversification, high quality, and valuation discipline. The Fund favors companies that have a high degree of corporate responsibility. Sentinel looks for securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels based on a number of metrics, including value relative to its history, peers and/or the market over time.

The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular sectors.

The Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

The Fund may invest without limitation in foreign securities.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may sell a security to meet redemptions. Additionally, a security will be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

The Fund may sell a security when the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. The Fund may also sell a security generally to meet redemptions. A security will be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

The Fund employs a process of environmental, social, and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices. First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company. If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund. Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s securities are no longer

The Fund employs a process of environmental, social, and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. Through a disciplined process, Sentinel’s sustainable research analysts produce a detailed evaluation of corporate policies and practices. First, Sentinel’s financial analysts and portfolio managers apply a series of exclusionary screens developed by our sustainable research analysts to a company. If a company passes the exclusionary screens, the company’s securities are eligible to be purchased by the Fund. Next, Sentinel’s sustainable research analysts conduct a second, more in-depth qualitative screening process. If a company fails the qualitative screening process, the company’s securities are no longer eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund. As a result, the Fund may be required to sell securities based on social, environmental or corporate governance reasons when it may be financially disadvantageous to do so. While no investment is ever made solely based on the qualitative criteria alone, the Funds believe sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

•                  have material interests in the production of tobacco or tobacco products, or if the sale of such products represents a significant source of revenue;

•                  have material interests in the production of alcoholic beverages or if sale of such products represents a significant source of revenue;

•                  generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business;

•                  have material interests in the manufacture of weapons or weapons-specific components;

•                  are involved in gambling as a main line of business; and/or

•                  lack diversity at the level of the board of directors or senior management.

The Funds favors companies that:

eligible for investment and must be sold within 90 days of the final rejection of the company by the sustainable research team if it is held by the Fund. As a result, the Fund may be required to sell securities based on social, environmental or corporate governance reasons when it may be financially disadvantageous to do so. While no investment is ever made solely based on the qualitative criteria alone, the Funds believe sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they:

•                  have material interests in the production of tobacco or tobacco products, or if the sale of such products represents a significant source of revenue;

•                  have material interests in the production of alcoholic beverages or if sale of such products represents a significant source of revenue;

•                  generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business;

•                  have material interests in the manufacture of weapons or weapons-specific components;

•                  are involved in gambling as a main line of business; and/or

•                  lack diversity at the level of the board of directors or senior management.

The Funds favors companies that:

•                  publish and enforce codes of conduct and vendor standards;

•                  promote equal opportunity, diversity and good employee relations;

•                  are sensitive to community concerns;

•                  seek alternatives to animal testing when not required by law; and/or

•                  have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Fund’s investments at any time without shareholder approval.

•                  publish and enforce codes of conduct and vendor standards;

•                  promote equal opportunity, diversity and good employee relations;

•                  are sensitive to community concerns;

•                  seek alternatives to animal testing when not required by law; and/or

•                  have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Fund’s investments at any time without shareholder approval.

For information about the fundamental investment policies applicable to each Fund, see Exhibit B attached hereto.

Principal Investment Risks

Because of their similar investment policies, the principal investment risks associated with an investment in the Sustainable Core Fund are similar to those associated with an investment in the Sustainable Mid Cap Fund.  Principal investment risks for both Funds include general foreign securities risk, sector risk, stock market and selection risk, investment style risk and sustainable/responsible investing risk.   An additional principal investment risk of the Sustainable Mid Cap Fund is stocks of smaller companies risk, which is not a principal investment risk of the Sustainable Core Fund.  An additional principal investment risk of the Sustainable Core Fund is foreign banks and securities depositories risk, which is not a principal investment risk of the Sustainable Mid Cap Fund.  Both Funds have investment style risk as a principal investment risk, but the style used by the two Funds is not identical, with the Sustainable Core Fund using a “blend” strategy to invest in both growth and value stocks, and the Sustainable Mid Cap using a “growth” style of investing.  More information on each of these types of investment risk can be found under “Comparison of the Sustainable Mid Cap Fund and Sustainable Core Fund — Principal Investment Risks” below.

Fees and Expenses

As an investor, you pay fees and expenses to buy and hold shares of the Fund.  You may pay shareholder fees directly when you buy or sell shares.  You pay annual fund operating expenses indirectly because they are deducted from Fund assets.

The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund.  The Pro Forma columns show expenses of the Combined Fund as if the Reorganization had occurred on the first day of the Fund’s fiscal year ended November 30, 2015.  The Annual Fund Operating Expenses table and Example tables shown below are based on actual expenses incurred during each Fund’s fiscal period ended November 30, 2015.  Please keep in mind that, as a result of changing market conditions, total asset levels, and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.

Shareholder Fees (fees paid directly from your investment)

	Class A shares		Pro Forma Class A shares
Fund	Sustainable Mid Cap Fund	Sustainable Core Fund	Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	5.00%	5.00%	5.00%
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None*	None*	None*
Redemption Fees	None	None	None

*You pay a deferred sales charge of 1.00% on certain redemptions of Class A shares made within twelve months of purchase if you bought them without an initial sales charge as part of an investment of $1,000,000 or more.

	Class I shares		Pro Forma Class I shares
Fund	Sustainable Mid Cap Fund	Sustainable Core Fund	Combined Fund
Maximum Sales Charge(Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of purchase price or redemption proceeds, whichever is less)	None	None	None
Redemption Fees	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A shares		Pro Forma Class A shares
Fund	Sustainable Mid Cap	Sustainable Core	Combined Fund
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%	0.25%
Other Expenses	0.33%	0.26%	0.26%
Total Annual Fund Operating Expenses	1.28%	1.21%	1.21%

	Class I shares		Pro Forma Class I shares
Fund	Sustainable Mid Cap Fund	Sustainable Core Fund	Combined Fund
Management Fee	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fee	None	None	None
Other Expenses	0.45%	0.23%	0.23%
Total Annual Fund Operating Expenses	1.15%	0.93%	0.93%

EXAMPLES

These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  These examples assume that you invest $10,000 in each Fund for the time periods indicated and then redeem all your shares at the end of those periods, that you pay the maximum sales charge that applies to a particular class, that the Fund’s operating expenses remain the same, and that your investment has a 5% return each year.  These assumptions are not meant to indicate that you will receive a 5% annual rate of return.  Your annual return may be more or less than the 5% used in these examples.  Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown below.

Fund/Class	1 year	3 years	5 years	10 years
Sustainable Mid Cap Fund
Class A	$624	$886	$1,167	$1,968
Class I	117	365	633	1,398
Sustainable Core Fund
Class A	617	865	1,132	1,893
Class I	95	296	515	1,143
Pro Forma — Combined Fund
Class A	617	865	1,132	1,893
Class I	95	296	515	1,143

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account.  These costs, which are not reflected in total annual fund operating expenses or in the examples, affect the Funds’ performance.  During the most recent fiscal year, the Sustainable Core Fund’s portfolio turnover rate was 20% of the average value of its portfolio and the Sustainable Mid Cap Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Tax Information

Dividends and capital gain distributions you receive from the Funds may be subject to federal income taxes and may be taxed as ordinary income or capital gains.  If you are a tax exempt investor or are investing through a retirement plan you may be subject to federal income tax upon withdrawal from such tax deferred arrangements.  In addition, dividends and capital gain distributions you receive from the Funds may also be subject to state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Federal Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization.  If the Reorganization so qualifies, shareholders of the Sustainable Mid Cap Fund will not recognize a gain or a loss for federal income tax purposes on the transactions contemplated by the Reorganization.  However, the Sustainable Mid Cap Fund will declare a dividend of its taxable income and net capital gains, if any, just prior to its Reorganization, which may result in taxable income to the Sustainable Mid Cap Fund’s shareholders.

Purchase, Exchange, Redemption, Transfer and Pricing of Fund Shares

The policies of the Sustainable Mid Cap Fund and the Sustainable Core Fund regarding the purchase, redemption, exchange and transfer of shares, and the pricing of Fund shares, are identical.  Please see “Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund—Distribution and Shareholder Servicing Arrangements”, “ —Purchase, Exchange, Redemption and Transfer of Fund Shares”, and “—Pricing of Fund Shares” below for information regarding the purchase, exchange, redemption, transfer and pricing of Fund shares.

COMPARISON OF THE SUSTAINABLE MID CAP FUND
AND THE SUSTAINABLE CORE FUND

Investment Objectives and Principal Investment Strategies

Sustainable Mid Cap Fund.  The investment objective of the Sustainable Mid Cap Fund is to seek long-term capital appreciation.

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. This principal investment strategy is a non-fundamental policy that may not be changed without 60 days’ prior written notice to the Fund’s shareholders.  For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion. The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions. A security will be sold when it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment. Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management. The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

Sustainable Core Fund.  The investment objective of the Sustainable Core Fund is to seek growth of capital.

The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those above $5 billion in market capitalization.

Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. The Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important. The Fund may invest in foreign securities.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions. A security will also be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment. Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management. The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

Combined Fund.  The Combined Fund’s investment objective and principal investment strategies will be those of the Sustainable Core Fund.

Comparison of Investment Objectives

The investment objectives of the Sustainable Mid Cap Fund and the Sustainable Core Fund are substantially similar, but not identical.  The investment objective of the Sustainable Mid Cap Fund is to seek long-term capital appreciation.   The investment objective of the Sustainable Core Fund is to seek growth of capital.

Comparison of Investment Strategies

The Sustainable Mid Cap Fund and the Sustainable Core Fund both employ a process of environmental, social and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department; however the Funds’ investment strategies have differences.  The Sustainable Mid Cap Fund invests at least 80% of its net assets in mid-capitalization companies, while Sustainable Core Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those above $5 billion in market capitalization.  Both Funds may invest in foreign securities, although the Sustainable Mid Cap Fund may only invest in foreign securities where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.  The Sustainable Mid Cap Fund focuses on building a portfolio with securities of companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.  The Sustainable Core Fund seeks to build a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time.

Each Fund may invest up to 25% of its assets in stocks of companies within a single industry. The Sustainable Mid Cap Fund attempts to be well-balanced across major economic sectors, but at times may emphasize one or more particular sectors.  The Sustainable Core Fund may invest in any economic sector, but at times it may emphasize one or more particular sectors.  The Sustainable Core Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

Despite the differences in the description of the Funds’ investment strategies, there are many similarities in process and philosophy — the managers of both Funds use multi-factor quantitative tools and a bottom-up fundamental analysis in their investment process.  They each focus on quality companies with solid management teams and sustainable growth prospects.  In addition, the managers of each Fund search for companies that are attractively valued.

Fundamental Investment Policies

The fundamental investment policies of the Sustainable Mid Cap and Sustainable Core Funds are listed in Exhibit B and cannot be changed without shareholder approval.

The fundamental policies of the Funds, which may be changed only with the approval of a majority of the outstanding shares of the applicable Fund, are identical, and the fundamental policies of the Combined Fund will be identical to the fundamental policies of both Funds.

The Funds are also subject to non-fundamental policies, which are established and may be changed by the Board of Directors of the Corporation without shareholder approval.  Each Fund’s investment objective is a non-fundamental policy, and each Fund is subject to policies allowing the Fund to invest up to 100% of its assets in cash, commercial paper, high grade bond, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant, and prohibiting the Fund from investing more than 25% of its net assets in repurchase agreements.  Each Fund is also subject to non-fundamental policies providing that, to the extent the Fund invests in derivatives, it will observe the following limitations:

•                  It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

•                  It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.

•                  It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

•                  It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund’s exposure to the market or sector covered by such index option or future.

•                  It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund’s portfolio.

•                  It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

•                  It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

•                  When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

•                  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

The Sustainable Mid Cap Fund is also subject to a non-fundamental policy prohibiting it from changing its policy of investing, under normal circumstances, at least 80% of its net assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change.

Principal Investment Risks

You could lose money by investing in a Fund. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Funds.

Principal investment risks of both the Sustainable Mid Cap Fund and the Sustainable Core Fund are: general foreign securities risk, investment style risk, sector risk, stock market and selection risk and sustainable/responsible investing risk.  In addition, a principal investment risk of the Sustainable Mid Cap Fund is also smaller companies risk, and a principal investment risk of the Sustainable Core Fund is foreign banks and securities depositories risk.

The following are descriptions of the principal investment risks involved in an investment in the Funds:

Foreign Banks and Securities Depositories Risk (Sustainable Core Fund only). Some foreign banks and securities depositories in which the Fund generally holds its foreign securities may be recently organized or new to the foreign custody business. In addition, there may be limited or no regulatory oversight over their operations. Also, the laws of certain countries may put limits on the Fund’s ability to recover their assets if a foreign bank, depository or issuer of a security, or any of their agents, goes bankrupt. Also, brokerage commissions, and other costs of buying, selling or holding securities in foreign markets are often higher than in the United States. This can reduce amounts the Funds can earn on their investments. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. These problems may make it difficult for the Fund to carry out transactions.

General Foreign Securities Risk.  Investing in foreign securities involves certain special risks in addition to those associated with U.S. securities.  For example, the Funds may be affected favorably or unfavorably by changes in currency rates or exchange control regulations.  Foreign markets may have less active trading volume than those in the United States, and values may fluctuate more as a result.  If the Funds had to sell securities to meet unanticipated cash requirements, they might be forced to accept lower prices.  There may be less supervision and regulation of foreign exchanges.  Foreign companies generally release less financial information than comparable U.S. companies.  Furthermore, foreign companies generally are not subject to uniform accounting, auditing and financial reporting requirements.  Other possible risks include seizing of assets by foreign governments, high and changing taxes and withholding taxes imposed by foreign governments on dividend and/or interest payments, difficulty enforcing judgments against foreign issuers, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.  The Funds are not required to hedge against foreign currency exchange rates.

Investment Style Risk.  The Sustainable Mid Cap Fund tends to focus on “growth” stocks, and targets stocks with what the manager considers sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Sustainable Core Fund focuses on both “growth” and “value” stocks, or stocks with characteristics of both, commonly called a blend style.  Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions.  Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market.  Value stocks may not increase in price or pay dividends, as anticipated by the Funds’ managers, or may decline even further if: other investors fail to recognize the company’s value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Funds’ performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Sector Risk.  To the extent a Fund invests in a particular sector, it is subject to the risks of that sector.  Returns in an economic sector may trail returns from other economic sectors.  As a group, sectors tend to go through cycles of doing better or worse than the securities market in general.  These periods may last several years.  In addition, the sectors that dominate the market change over time.

Stock Market and Selection Risk.  The stock market may go down in value, and may go down sharply and unpredictably.  The stocks selected by the portfolio managers may underperform the stock market or other funds with similar investment objectives and investment strategies.

Stocks of Smaller Companies Risk (Sustainable Mid Cap Fund only).  The stocks of small- and/or mid-capitalization companies in which the Funds invest typically involve more risk than the stocks of larger companies.  These smaller companies may have more limited financial resources and product lines, and may have less seasoned managers.  In addition, these stocks may trade less frequently and in lower share volumes, making them subject to wider price fluctuations.

Sustainable/Responsible Investing Risk.  The Funds’ environmental, social and corporate governance criteria may cause the Funds to forgo opportunities to buy certain securities, and/or forgo opportunities to gain exposure to certain industries, sectors, regions and countries. In addition, the Funds may be required to sell a security when it might otherwise be disadvantageous to do so.

Performance History

The following tables illustrate the past performance of an investment in each Fund for the periods shown.  The information shows how each Fund’s performance has varied over the past ten years and provides some indication of the risks of investing in each Fund.  Past performance is not predictive of future performance.

Sustainable Mid Cap Fund

The Sustainable Mid Cap Fund, which began operations on April 4, 2008, is a successor to the Citizens Emerging Growth Fund, which began operations on February 8, 1994. Performance for the Class A shares of the Fund prior to April 4, 2008 is based on the performance of the Standard shares of the Citizens Emerging Growth Fund, which was offered without a sales charge, and has been restated to reflect the current maximum sales charge. Performance of the Class A shares from their inception on April 4, 2008 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance for the Class I shares from November 1, 1999 to April 4, 2008 is based on the performance of the Institutional shares of Citizens Emerging Growth Fund, which had different expenses but substantially similar investment risks. Effective March 29, 2012, the Fund changed its investment strategies. The performance information provided below for periods prior to March 29, 2012 relates to the Fund’s investment strategies that were in effect during such periods.

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 15.11% (quarter ended June 30, 2009) and the lowest return for a quarter was -27.76% (quarter ended December 31,2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-7.15	7.56	3.96
Return After Taxes on distributions: Class A	-9.33	5.70	2.95
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-2.66	5.81	3.04
Return Before Taxes: Class I	-2.13	8.75	4.40
Russell Midcap Index (Reflects no deduction for fees, expenses or taxes)	-2.44	11.44	8.00

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

Sustainable Core Fund

The Sustainable Core Fund, which began operations on April 4, 2008, is a successor to the Citizens Value Fund, which was a successor to the Meyers Pride Value Fund, which began operations on June 13, 1996. Performance for the Class A shares of the Fund from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Value Fund, which was offered without a sales charge and reflects the current maximum sales charge. Performance of the Class A shares from their inception on April 4, 2008 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares from March 31, 2006 to April 4, 2008 (the inception date for the Class I shares) is based on the performance of the Institutional shares of the Citizens Value Fund, which had different expenses but substantially similar investment risks and from September 24, 2001 to March 31, 2006 is based on the performance of the Standard shares of the Citizens Value Fund.

Annual Total Return for Class A Shares (%) as of December 31

During the ten-year period shown in the above bar chart, the highest return for a quarter was 19.35% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.51% (quarter ended December 31,2008).

Average Annual Total Return (%)

For the periods ended December 31, 2015	1 Year	5 Years	10 Years
Return Before Taxes: Class A	-6.78	9.40	5.15
Return After Taxes on Distributions: Class A	-7.44	9.13	5.00
Return After Taxes on Distributions and Sale of Fund Shares: Class A*	-3.28	7.45	4.12
Return Before Taxes: Class I	-1.66	10.84	6.05
Standard & Poor’s 500 Index (Reflects no deduction for fees, expenses or taxes)	1.38	12.57	7.31

* Return after taxes on distributions and sale of fund shares may be higher than return before taxes and/or return after taxes on distributions when a net capital loss occurs upon the redemption of fund shares.

After-tax returns are calculated using the historical highest applicable individual federal marginal income tax rates in effect during the relevant period and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The accounting survivor of the Reorganization will be the Sustainable Core Fund.  As such, the Combined Fund will continue the performance history of the Sustainable Core Fund after the closing of the Reorganization.

Descriptions of Benchmark Indices Used by the Funds

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. (Sustainable Mid Cap Fund)

The Standard & Poor’s 500 Index measures the performance of consists of 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.   . (Sustainable Core Fund)

Management of the Funds

Sentinel Asset Management, Inc. (“Sentinel”) is the investment adviser to each of the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  Sentinel provides general supervision of the Funds’ investments as well as certain administrative and related services.  Sentinel is an indirect wholly owned subsidiary of National Life Holding Company.  Its principal business address is One National Life Drive, Montpelier, Vermont 05604.

The Corporation, on behalf of each Fund, has entered into an advisory agreement with Sentinel.  Under the advisory agreement, each Fund pays Sentinel a fee at the annual rate calculated as set forth below as compensation for advisory services.

Advisory Fee Rate	Average Daily Net Assets
0.70%	First $500 million
0.65%	Next $300 million
0.60%	Next $200 million
0.50%	Next $1 billion
0.40%	In excess of $2 billion

For the fiscal year ended November 30, 2015, the Sustainable Mid Cap Fund paid advisory fees to Sentinel at the rate of 0.70% of average net assets, and the Sustainable Core Fund paid advisory fees to Sentinel at the rate of 0.70% of average net assets.

The fee schedule that applies to the Funds will apply to the Combined Fund following the Reorganization.

A discussion regarding the basis for the Board’s approval of the advisory agreements is available in the Funds’ most recent Annual Report to shareholders for the year ended November 30, 2015, which has previously been provided to shareholders, and is available to shareholders by calling toll-free at (800) 282-3863.

Portfolio Managers

Jason Ronovech is the portfolio manager for the Sustainable Mid Cap Fund and is primarily responsible for the day-to-day management of the Fund’s portfolio.  Mr. Ronovech joined Sentinel in 2013, and has been a portfolio manager of the Fund since March 30, 2013. Prior to joining Sentinel, from 2005 to March 2013, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, co-managing their small cap and small/mid cap portfolios. Helena Ocampo is the portfolio manager of the Sustainable Core Fund.  Ms. Ocampo has been employed by Sentinel since 2005 and has been the portfolio manager of the Sustainable Core Fund since 2008.  Helena Ocampo is expected to continue as the portfolio manager of the Combined Fund following the Reorganization.  The Funds’ Statement of Additional Information provides additional information about the compensation of these individuals, other accounts they manage and their ownership of Fund shares.

Other Service Providers to the Funds

The Funds use the same service providers.  Shares of the Funds are distributed by SFSC.  Its principal business address is National Life Drive, Montpelier, Vermont 05604.  SFSC is a Vermont general partnership of Sentinel and Sentinel Administrative Services, Inc. (“SASI”), a wholly owned subsidiary of Sentinel.  Boston Financial Data Services, Inc. (“BFDS”, also referred to as the “Transfer Agent”), located at 2000 Crown Colony Drive, Quincy, Massachusetts, 02169, is the Funds’ transfer agent.  SASI serves as the administrator to the Funds and provides the Funds with administrative and supervisory oversight services of certain fund accounting, transfer agency and shareholder services.  Information about SFSC can be found in the Funds’ Statement of Additional Information under “Principal Underwriter” and information about the Transfer Agent can be found in the Funds’ Statement of Additional Information under “Fund Services Arrangements”.

Combined Fund.  Following the Reorganization, the Funds’ current service providers will serve the Combined Fund.

Distribution and Shareholder Servicing Arrangements

The Corporation and SFSC are parties to a distribution agreement under which SFSC acts as principal underwriter for the Corporation’s shares.  The distribution and service fees, and sales charges (including CDSCs”) on the Class A shares of the Sustainable Mid Cap and Sustainable Core Funds are identical.  Neither Fund’s Class I shares are subject to any distribution or service fees or sales charges (including CDSCs).  The Combined Fund will have the same distribution and service fees, and sales charges, as Sustainable Core Fund.

Neither the Sustainable Mid Cap Fund nor the Sustainable Core Fund imposes a redemption fee.  Shares of the Combined Fund will not be subject to a redemption fee.

Purchase, Exchange, Redemption and Transfer of Fund Shares

The following describes the purchase, redemption, and exchange policies and procedures of the Funds.  These policies and procedures are the same for both Funds, and will apply to the Combined Fund.

For each Fund, the minimum initial investment for Class A shares is $1,000.  The minimum subsequent investment and the automatic investment plan minimum is $50 for each of the Sustainable Mid Cap Fund and the Sustainable Core Fund.  For both Funds, Class I shares are only available to institutional investors, with certain limited exceptions.  There is a $1 million initial investment minimum for institutional investors, with certain exceptions.

Purchasing Shares.  You may purchase shares at net asset value, less any applicable initial sales charge, as of the close of business on the day your instructions are received prior to the close of the New York Stock Exchange (“NYSE”) on each day it is open for business, which is usually 4:00 p.m. Eastern Time.  Financial intermediaries that maintain omnibus accounts on a Fund’s records may establish alternate closing times but in no case later that the close of the NYSE.

By Check.  To purchase shares by check, make your check payable to the “Sentinel Sustainable Mid Cap Fund” or “Sentinel Sustainable Core Fund,” as applicable, or “Sentinel Funds” and mail it to:

U.S. Mail	By Delivery
Sentinel Investments	Sentinel Investments
P.O. Box 55929	c/o Boston Financial Data Services
Boston, MA 02205-5929	30 Dan Road
Canton, MA 02021-2809

To make your initial purchase by check, please also fill out an application and return the application with your check.  All checks must be drawn in U.S. dollars on a U.S. bank.  The Funds do not accept third-party checks, except those issued by NLV Financial Corporation and/or its subsidiaries or U.S. government agencies or institutions that meet verification requirements of the Funds’ transfer agent.  The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date.  Your purchase will be effected on the date that your check is received by Boston Financial Data Services at one of the addresses listed above, if the check is received prior to the close of business on the NYSE (usually 4:00 p.m. Eastern Time) and your purchase order is otherwise in good order (i.e., you have included a properly completed application and/or other required documentation).  We may charge a fee of $25 for each check returned unpaid due to insufficient funds.

By Wire.  You may purchase shares by wiring federal funds directly to the Sentinel Funds on any day when both the NYSE and Federal Reserve banks are open for business.  To make your initial purchase by wire, call our toll-free number, (800) 282-3863, and obtain an account number.  You must first complete an application and return it to the Transfer Agent. Your bank may charge you a fee to wire funds.  Payments made by wire and received by the Transfer Agent on any business day are available to the Fund on the next business day.

Online.  If you already have an account and have elected to do so, you may purchase shares of the Funds over the Internet by accessing the Funds’ website at www.sentinelinvestments.com. Purchases completed via Automated Clearing House (ACH) will receive the trade date the funds are received from your bank.

By Automatic Investment Plan.  This feature affords you the opportunity to dollar-cost-average using periodic electronic funds transfer from your bank account to the Fund(s) of your choice.

By Telephone.  This feature enables you to purchase Fund shares via electronic funds transfer from your bank account by phoning Sentinel Investments or accessing our automated telephone system known as “OnCall 24.”  Purchases completed via ACH will receive the trade date the funds are received from your bank.

By Government Direct Deposit.  You may purchase Fund shares (minimum of $50.00 per transaction) by having local, state or Federal salary, Social Security, or certain veterans’, military or other payments from the Federal government automatically deposited into your account.  You may deposit as much of the payments as you elect.  To enroll in Government Direct Deposit, please contact the Transfer Agent.

By Payroll Savings Plan.  You may purchase Fund shares automatically on a regular basis by having money withheld from your paycheck, if your employer permits this.  You may have part or all of your paycheck transferred to your existing Sentinel account each pay period.  To establish a Sentinel Payroll Savings Plan account, please contact the Transfer Agent

Redeeming Shares.  You may redeem shares at net asset value, less any applicable CDSC and/or other applicable charge, as of the close of business on the day your instructions are received prior to the close of the NYSE on a day it is open for business, which is usually 4:00 p.m. Eastern Time.

By Mail.  If your shares are held directly with a Fund, you may sell your shares by providing the Transfer Agent with the appropriate instructions by mail.  Your instructions must be signed by the registered owner(s) exactly as the shares are registered.  If the proceeds of the redemption exceed $100,000, if the check is not made payable to the registered owner(s) and mailed to the record address, or if the record address has been changed within the past 30 days, we may require the signature(s) of the registered owner(s) to be guaranteed by an eligible financial institution that meets the Transfer Agent’s requirements.

By Telephone.  You may redeem up to $250,000 from your account each business day, by providing instructions to do so over the telephone to the Transfer Agent (1-800-282-FUND (3863)).  You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.  You may request a redemption on the Funds’ automated voice response system.  This is also limited to a maximum of $250,000 each business day.

None of the Funds, SFSC nor the Transfer Agent is responsible for the authenticity of exchange or redemption instructions received by telephone, and they are not liable in the event of an unauthorized telephone exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing telephone exchange or redemption requests, the Funds will use reasonable procedures to confirm that telephone instructions are genuine.  These procedures include receiving all calls for telephone redemptions and exchanges on a recorded telephone line, and screening callers through a series of questions regarding specific account information.  You may indicate on your purchase application that you do not wish to have telephone transaction privileges.

By Facsimile.  The Transfer Agent will generally accept transaction instructions in good form via facsimile from intermediaries that have entered into agreements with and have made prior arrangements with Sentinel Investments. Sentinel Investments may require an intermediary to provide indemnification and/or a signature guarantee for transactions by facsimile.  Call 1-800-282-FUND (3863) for additional information and instructions regarding transacting by facsimile.

Online.  You may redeem up to $250,000 from your account each business day by providing instructions to do so over the Funds’ website at www.sentinelinvestments.com. You may request that a check made payable to the registered owners be sent to their address of record, or you may request that the proceeds be sent directly to a predesignated commercial bank account.  If proceeds are wired to your bank, we will deduct a fee of $20 from the proceeds.  In addition, it is possible that your bank may charge a fee for receiving wire transfers.

None of the Funds, Sentinel Financial Services Company nor the Transfer Agent is responsible for the authenticity of exchange or redemption instructions received online, and they are not liable in the event of an unauthorized online exchange or redemption, provided that, in the case of the Funds, the Funds have followed procedures reasonably designed to prevent losses.  In processing online exchange or redemption requests, the Funds will use reasonable procedures to confirm that online instructions are genuine.  These procedures include restricting access to the section of the website on which transaction instructions may be entered to those who enter a password selected by the shareholder.

By Systematic Withdrawal.  You may arrange to receive automatic regular withdrawals from your account.  Withdrawal payments generally should not be considered dividends.  Withdrawals generally are treated as sales of shares and may result in a taxable gain or loss.  You must reinvest dividends and capital gains distributions to use systematic withdrawals.  No interest will accrue on amounts represented by uncashed checks sent under a systematic withdrawal plan.  Systematic withdrawals established after March 31, 2009 and payable by check are limited to the 5th, 10th, 15th, 20th or 25th day of each month.  If such date is not a business day, the withdrawal will occur on the immediately preceding business day.  Payments made by direct deposit are available any day.

Redemptions in Kind.  Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash).

Exchanging Shares.  You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by contacting the Transfer Agent. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. Purchases of less than $500,000 of Class A shares of the Government Securities, Total Return Bond and Unconstrained Bond Funds and purchases of less than $1 million of Class A shares of the Low Duration Bond Fund must remain in the account for 90 days before they are eligible for an exchange. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. We may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).

Although there are no exchange privileges between the Sentinel Funds and the Federated Government Obligations Fund (the “FGO Fund”), an unaffiliated money market fund distributed by Federated Securities Corporation, there are certain reinvestment privileges that permit the direct reinvestment of certain qualified proceeds of redemptions of the FGO Fund shares into shares of the Sentinel Funds to qualify for waivers of sales charges. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund — Service Shares” below for additional information.

Class A Shares

Class A shares of one Sentinel Fund may be exchanged for Class A shares of another Sentinel Fund, if offered, at net asset value. However, Class A shares of the Low Duration Bond Fund received as a result of an exchange from Class C shares of another Sentinel Fund may not be exchanged, except as described directly below. Holding periods for shares which have been exchanged for the currently held shares will be included in the holding period of the current shares. The normal minimum account sizes apply to new accounts opened by exchange. In addition, Class A shares of any Sentinel Fund may be exchanged at net asset value for Class I shares of the same or another Sentinel Fund, if offered, if, at the time of the exchange, such shareholder otherwise satisfies the criteria for purchasing Class I shares. No gain or loss will be recognized for federal income tax purposes by Class A shareholders exchanging into Class I shares of the same Fund on the terms set forth in this Combined Prospectus/Information Statement.

Class I Shares

Class I shares of one Sentinel Fund may be exchanged for Class I shares of another Sentinel Fund, if offered through exchange, at net asset value.

Transfers of Ownership of Shares

When you need to change ownership of your shares or change the name on an account, a Transfer Agent representative will assist you.

Reinvestment Privileges with Respect to Certain Shareholders of the Federated Government Obligations Fund — Service Shares

Persons who wish to invest in the FGO Fund, which is offered to investors through a separate prospectus, may choose to have their accounts in that fund maintained by Sentinel Investments.  Sentinel offers certain sales charge waivers to investors who directly reinvest certain proceeds of redemptions of the FGO Fund held in accounts maintained by Sentinel Investments in shares of Sentinel Funds (a “reinvestment”), as described below:

•                  Investors in the FGO Fund who obtained their shares by redeeming shares of DIF portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments, where the DIF shares were obtained by using the proceeds of a redemption of Class A shares or Class C shares of a Sentinel Fund that were subject to front end sales charge or CDSC, as applicable, may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A or Class C shares of a Sentinel Fund, and such shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC, as applicable.

•                  Investors in the FGO Fund who obtained their shares by redeeming shares of the Daily Income Fund U.S. Government (“DIF”) portfolio from an account maintained by Sentinel Investments and immediately investing the proceeds of such redemption in the FGO Fund in account maintained by Sentinel Investments and who did not purchase their DIF shares using proceeds from a redemption of the Sentinel Funds may use the proceeds of a redemption of the FGO Fund to purchase shares of a Sentinel Fund; however such purchase will be treated as an initial purchase of the Sentinel Fund’s shares, and subject to all applicable sales charges.

•                  Investors in the FGO Fund who maintain their accounts through Sentinel Investments and who obtained such shares by using proceeds of a redemption of Class A shares of a Sentinel Fund that were subject to a front-end sales or CDSC charge may direct that the proceeds of a redemption of such shares of the FGO Fund be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class A shares of such funds that are subject to a CDSC and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class A shares of a Sentinel Fund, and such Class A shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

•                  Investors in Sentinel Funds may redeem Class C shares of such funds and direct that such proceeds be used to directly purchase shares of the FGO Fund upon payment of any applicable CDSC. Upon the redemption of the shares of the FGO Fund received in connection with such a purchase, an investor may direct that the proceeds of the redemption be used to directly purchase Class C shares of a Sentinel Fund, and such Class C shares of the Sentinel Fund will not be subject to a front-end sales charge or a CDSC.

There is no administrative charge for the reinvestment privilege, although Sentinel Investments does receive a fee from the FGO Fund and/or Federated Securities Corporation for its services in connection with maintaining the accounts. The purchase of any shares of a Sentinel Fund pursuant to a reinvestment will be subject to all applicable fees and expenses of the applicable Sentinel Fund. Policies prohibiting short term or excessive trading apply. The minimum amount for a reinvestment is $1,000. However, shareholders who are establishing a new account through the reinvestment privilege must ensure that a sufficient number of shares are invested to meet the minimum initial investment required for the fund into which the investment is being made.

The reinvestment privilege is available to shareholders resident in any state in which shares of the Fund being acquired may legally be sold.

Initial investors in the FGO Fund who maintain their accounts through Sentinel Investments and who redeem shares of the FGO Fund and use the proceeds to purchase shares of a Sentinel Fund will be treated as initial purchasers of the Sentinel Fund’s shares. The purchase of the Sentinel Fund’s shares will be subject to all applicable sales charges.

Pricing of Fund Shares

Net asset value for each class of shares of a Fund is calculated once, at the close of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. The net asset value per share is computed by dividing the total value of the assets of each class of the Fund, less its liabilities, by the total number of outstanding shares of each class of such Fund.

Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by Sentinel and subject to the Board’s review and supervision. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company

(“SSB”). SASI, the Funds’ administrator and a subsidiary of Sentinel, shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including:  (1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, (2) daily monitoring of significant events that may impact markets and valuations, (3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and (4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: (1) performance and performance attribution reports are monitored by Sentinel for anomalous impacts based upon benchmark performance, and (2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Additional Information

Customer Identification Requirement

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Each Fund reserves the right to reject purchase orders from persons who have not submitted information that is sufficient to allow the Fund to verify the identity of the purchaser. Each Fund also reserves the right to redeem amounts in the Fund from any person whose identity the Fund is unable to verify on a timely basis.

Foreign Addresses

Because the Funds are not registered for sales outside of the U.S., they generally will not accept new accounts or investments into an account with a mailing address that is not within the U.S. or a U.S. military address.

Redemptions in Kind

Each Fund may, at its discretion, redeem its shares in kind (i.e., in securities rather than in cash). If this occurs, securities received in kind remain at the risk of the market, and the redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash. As with redemptions for cash, upon a redemption in kind, any gain on the transaction may be subject to tax. If illiquid securities are used to satisfy redemptions in kind, redeeming shareholders may face difficulties in selling the illiquid securities at a fair price.

Redemption Proceeds

If a redemption is paid by check, the Transfer Agent will normally mail you a check in payment for your shares within seven days after it receives all documents required to process the redemption. We may delay payment during any period in which the right of redemption is suspended or date of payment is postponed because the NYSE is closed, trading on the NYSE is restricted, or the Securities and Exchange Commission deems an emergency to exist. No interest will accrue on amounts represented by uncashed redemption checks. We may require additional documentation to redeem shares that are registered in the name of a corporation, trust, company retirement plan, agent or fiduciary, or if a shareholder is deceased. The Funds reserve the right to withhold the proceeds of a redemption of shares purchased by check until the check has cleared, which may take up to 15 days after the purchase date. Distributions from retirement plans may be subject to withholding by the Internal Revenue Service under the Code. In their discretion, the Funds may reinvest redemption checks that remain uncashed for more than one year.

Telephone or Online Delays

At times, telephone or online transactions may be difficult to implement. Information processing and communications systems, both those of the Transfer Agent and third-party vendors on whom we depend, are subject to occasional congestion, technological problems, or in extreme cases, outages. The failure of these systems for a significant period of time may limit our ability to process a telephone or online transaction. Shareholders who wish to make use of the telephone and/or our website to transact business in the Funds should not assume that these systems will always be available. If you experience difficulty in contacting us by telephone or online, please write to Sentinel Investments at P.O. Box 55929, Boston, MA 02205-5929.

Undesignated Investments

When all or a portion of a purchase is received for investment without a clear Fund designation or for investment in one of our closed classes or Funds, we may return the money to you or we may deposit the undesignated portion or the entire amount, as applicable, into the Class A shares of the Low Duration Bond Fund without sales charge. We will treat your inaction as approval of this purchase. You may at any time after the purchase direct us to redeem or exchange these shares of the Low Duration Bond Fund at the next net asset value calculated after we accept such direction. Exchange transactions will be subject to any applicable sales charge.

Certain Account Fees and Minimum Account Size

Due to the expense of maintaining accounts with small balances, we reserve the right to liquidate any account that has a value of less than $1,000 and that has been open for at least 12 months. Individual shareholders that received Class I shares of a Sentinel Fund in an exchange for Synovus or Citizens Funds’ shares in a reorganization are subject to the account minimums for Class A shares. We also reserve the right to charge an annual maintenance fee of $25 to any such account. The annual maintenance fee is deducted automatically from each such shareholder account on a quarterly pro-rated basis.

Shares held through an omnibus account or wrap-fee program for which a Fund has waived investment minimums are subject to the minimum account size requirements established by the financial intermediary.

Miscellaneous Fees

Service Fees

Express Mail Deliveries	$15.00
Federal Funds Wire	$20.00
Bounced check-writing checks	$30.00
Bounced check received for deposit	$30.00
Over-draft protection	$30.00
Each copy of a paid check	$10.00
Transcripts - per year prior to 2004	$50.00
Transcripts - per year after 2004	$25.00

Custodial Account Fees. Custodial accounts for which the Transfer Agent is the agent for the custodian also pay the following fees:

Annual custodial fee per social security number	$15.00
Closeout fee per account	$15.00
Transfer of assets per transaction	$25.00

A portion of these fees is paid to the custodian and a portion is paid to the Transfer Agent, which provides certain services to these accounts as agent for the custodian.

Excessive Trading Policy.  Excessive trading (which may be as a result of market timing) by shareholders of a Fund may harm performance by disrupting portfolio management strategies and by increasing expenses, including brokerage and administrative costs, and may dilute the value of the holdings of other shareholders.  Excessive trading may cause a Fund to retain more cash than the Fund’s portfolio manager would normally retain in order to meet unanticipated redemptions or may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to meet those redemption or exchange requests.  The Funds will not accommodate excessive trading in any Fund, and have adopted a policy to deter such trading.  The policy has been reviewed and approved by the Board of Directors of the Funds.  Under this policy, a Fund will reject any purchase order or exchange request if the Fund has determined that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  Certain types of regular transactions that will not be deemed by the Funds to be excessive trading for this purpose include systematic exchanges, dollar cost averaging, regular rebalancing of holdings in the Funds (e.g., periodic rebalancing to maintain an investment adviser’s asset allocations model) and pre-authorized withdrawals.

The policy applies to all shareholders.  However, a Fund may not be able to determine that a specific purchase order or request for exchange or redemption, particularly an order or request made through omnibus accounts or 401(k) plans, is excessive or disruptive to the Fund.  In addition, the Funds may not analyze every transaction that could potentially be excessive or disruptive to a Fund.  The Funds therefore make no representation that all such purchase orders or exchange requests can or will be rejected.  In addition, with respect to shares held on the books of third party intermediaries, such as retirement plan administrators, the Funds may work with such intermediaries to implement alternate procedures that the Funds determine are reasonably designed to achieve the objective of the Funds’ excessive trading policy.  Where an intermediary adopts such procedures, shareholders whose accounts are on the books of such intermediary will be subject to that intermediary’s procedures, which may differ from the procedures applied by the Funds to accounts held directly on the Funds’ books, but which are reasonably designed to achieve the same objective.

The Funds will reject any purchase order or exchange request if the Fund has determined (i) that an investor has a history of excessive trading (generally six or more in-and-out transactions within a rolling 12 month period) or (ii) that an investor’s trading, in the judgment of the Fund, has been or may be disruptive to a Fund.  In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.  When a redemption request is received in such circumstances, a Fund will impose an excessive trading fee of 2% of the amount redeemed.

Excessive trading fees may not apply to certain redemption transactions if you or your financial intermediary make the Fund’s transfer agent aware of the circumstances and provide any requested documentation regarding such circumstances prior to your redemption, including redemptions related to death, disability or qualified domestic relations order; certain types of account transactions, such as redemptions pursuant to systematic withdrawal programs, withdrawals due to disability; and certain types of retirement plan transactions, such as loans or hardship withdrawals, minimum required distributions, forfeiture of assets, return of excess contribution amounts or redemptions related to payment of plan fees and custodian fees.  Certain intermediaries may not apply all of these waivers, may apply other reasonable waivers or may pay redemption fees on behalf of their clients.  The Funds’ Chief Compliance Officer may approve waivers of the redemption fees in other circumstances similar to those described and may approve waivers of redemption fees under certain circumstances as is necessary in order for Sentinel to participate in Defined Contribution Investment Only business and where he or she finds that the firms, or other intermediaries, have effective policies and monitoring in place to prevent excessive trading and market timing.

Certain intermediaries may also apply different redemption fees or frequent trading policies than those stated above to accounts they administer if the Funds’ Chief Compliance Officer finds that such redemption fees or frequent trading policies would provide similar protection to the Funds against excessive trading.

Additionally, excessive trading fees do not apply to:

•                                          any single redemption of $5,000 or less, fees of $100 or less, or other amount considered by the Funds’ Chief Compliance Officer to be de minimis in light of the size of the account;

•                                          accounts of asset allocation programs, lifestyle investment options or investment adviser wrap programs whose trading practices are determined by the Fund not to be detrimental to a Fund or its shareholders, that do not allow frequent trading or market timing and that have policies in place to monitor and address such trading;

•                                          periodic portfolio re-balancing of retirement plans on a pre-arranged schedule with recordkeepers that do not allow frequent trading or market timing and who have policies in place to monitor and address such trading;

•                                          retirement plan sponsor-initiated transfers, such as plan mergers, terminations, changes to fund offerings and service provider changes;

•                                          rollovers of current investments in the Fund through qualified employee benefit plans; and

•                                          transactions during the initial 90 days of any participant’s default investment in any Fund selected by a retirement plan to be used as a qualified default investment alternative or with a qualified default investment alternative.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Funds is November 30.  The financial highlights of the Sustainable Core Fund are included with this Combined Prospectus/Information Statement at Appendix A and information for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.

The financial highlights of the Sustainable Mid Cap Fund are contained in the Annual Report to shareholders of Sentinel Group Funds, Inc. relating to the Sustainable Mid Cap Fund for the fiscal year ended November 30, 2015, and have been audited by PricewaterhouseCoopers LLP, the Funds’ registered independent public accounting firm.  That Annual Report, which has previously been sent to shareholders, is available on request and without charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604, and, with respect to the Sustainable Mid Cap Fund, is incorporated by reference into this Combined Prospectus/Information Statement.

INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Exhibit C.

The Corporation will determine a specific date for the Reorganization to take place.  This is called the “Closing Date”.  The Plan of Reorganization provides that substantially all of the assets and liabilities of the Sustainable Mid Cap Fund will be transferred to the Sustainable Core Fund in exchange for shares of the Sustainable Core Fund.  The shares of the Sustainable Core Fund issued to the Sustainable Mid Cap Fund will be of the same class designation and will have an aggregate net asset value equal to the aggregate net asset value of the Sustainable Mid Cap Fund’s shares outstanding as of the close of trading on the NYSE on the business day prior to the Closing Date of the Reorganization (the “Valuation Time”).  Upon receipt by the Sustainable Mid Cap Fund of the shares of the Sustainable Core Fund, the Sustainable Mid Cap Fund will distribute the Class A and Class I shares to its shareholders and will be terminated as a series of the Corporation.

The distribution of the Sustainable Core Fund shares to the Sustainable Mid Cap Fund shareholders will be accomplished by opening new accounts on the books of the Sustainable Core Fund in the names of the Sustainable Mid Cap Fund shareholders and transferring to those shareholder accounts the shares of Sustainable Core Fund.  Such newly-opened accounts on the books of Sustainable Core Fund will represent the respective pro rata number of Class A and Class I shares of the Sustainable Core Fund that the Sustainable Mid Cap Fund is to receive under the terms of the Plan of Reorganization.  See “—Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Sustainable Mid Cap Fund shareholder will own Class A or Class I shares of the Sustainable Core Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Sustainable Mid Cap Fund that they owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Sustainable Mid Cap Fund shareholders in connection with their receipt of shares of the Sustainable Core Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date the Sustainable Mid Cap Fund will transfer to the Sustainable Core Fund substantially all of its assets, except for cash in an amount necessary to pay accrued but unpaid liabilities of the Sustainable Mid Cap Fund, in exchange solely for shares of the Sustainable Core Fund.  The net asset value of the Class A and Class I shares issued by the Sustainable Core Fund will be equal to the value of the assets of the Sustainable Mid Cap Fund transferred to the Sustainable Core Fund as of the Closing Date, as determined in accordance with the Sustainable Core Fund’s valuation procedures, net of the assumption by the Sustainable Core Fund of substantially all the liabilities of the Sustainable Mid Cap Fund.  In order to minimize any potential for undesirable U.S. federal income and excise tax consequences in connection with the Reorganization, the Sustainable Mid Cap Fund will distribute to its shareholders on or before the Closing Date all of its undistributed net investment income, net capital gains and net tax-exempt income, if any, as of such date.

The Sustainable Mid Cap Fund expects to distribute the shares of the Sustainable Core Fund to its shareholders promptly after the Closing Date.  Thereafter, the Sustainable Mid Cap Fund will be terminated as a series of the Corporation.

The Plan of Reorganization contains customary representations, warranties, and conditions.  The Plan of Reorganization provides that, unless waived in accordance with the Plan of Reorganization, the consummation of the Reorganization is conditioned upon, among other things:  (i) receipt by the Corporation of a tax opinion to the effect that the Reorganization will be tax free for federal income tax purposes to each Fund and the shareholders of the Sustainable Mid Cap Fund; and (ii) an opinion from counsel that the shares of the Corporation representing the Sustainable Core Fund to be issued in connection with the Reorganization are duly authorized and validly issued, fully paid, and non-assessable.  The Plan of Reorganization may be terminated with respect to the Reorganization if, on the Closing Date, any of the required conditions have not been met or if the representations and warranties are not true or, if at any time before the Effective Time, the Board or an authorized officer of the Corporation determines the Reorganization is inadvisable.  The Plan of Reorganization may be terminated or amended by the mutual consent of the parties.

Reasons for the Reorganization

The factors considered by the Board with regard to the Reorganization include, but are not limited to, the following:

•                  The review of the investment objectives, restrictions, policies and strategies of the Sustainable Mid Cap Fund and the Sustainable Core Fund.  See “Comparison of the Sustainable Mid Cap Fund and the Sustainable Core Fund—Investment Objectives and Principal Investment Strategies”, “—Comparison of Investment Objectives”, and “— Comparison of Investment Strategies.”

•                  After the Reorganization, shareholders will be invested in a Combined Fund with similar investment objectives and a process of screening investments based on established environmental, social and governance criteria.

•                  The expectation that the Combined Fund will achieve certain operating efficiencies from its larger net asset size.

•                  The larger net asset size of the Combined Fund could permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base.

•                  The expectation that, because of the larger asset size of the Combined Fund, the shares of the Combined Fund to be received by the Sustainable Mid Cap Fund shareholders in the Reorganization will be subject to generally lower gross annual operating expense ratios than the gross annual operating expense ratios of the Sustainable Mid Cap Fund shares held by the Sustainable Mid Cap Fund shareholders prior to the Reorganization.

•                  The Sustainable Mid Cap Fund shareholders will pay no sales charges in connection with the Reorganization.  Shareholders of the Sustainable Mid Cap Fund will receive shares of the Sustainable Core Fund, which are similar to the shares of the Sustainable Mid Cap Fund they currently hold.  After the Reorganization, the sales charges, service fees and distribution fees for each class of the Combined Fund shares will be identical to the sales charges, service fees and distribution fees for the corresponding class of the Sustainable Mid Cap Fund.

•                  Both Funds are managed by Sentinel Asset Management, Inc.

•                  The fact that the Sustainable Mid Cap Fund’s assets have decreased over time and that the prospects for growth of the Fund are small.

•                  The fact that the prospects for growth of the Combined Fund are expected to be greater than the prospects for growth of the Sustainable Mid Cap Fund as a separate Fund.

•                  There is expected to be no gain or loss recognized by the Sustainable Mid Cap Fund shareholders for U.S. federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•                  The Plan of Reorganization provides for a tax-free transfer of substantially all of the assets and liabilities of the Sustainable Mid Cap Fund in exchange for shares of the Sustainable Core Fund.  Shareholders will receive Class A and Class I shares of the Sustainable Core Fund equivalent to the aggregate net asset value of their Class A and Class I shares, respectively, of the Sustainable Mid Cap Fund, and are expected to pay no U.S. federal income tax on the transaction.  In addition, prior to the Reorganization, the Sustainable Mid Cap Fund will distribute to its shareholders all investment company taxable income, net tax-exempt income and net realized capital gains not previously distributed to shareholders, if any, and such distribution of investment company taxable income and net realized capital gains will be taxable to shareholders.

For these and other reasons, the Board concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Sustainable Mid Cap Fund and that the interests of the shareholders of the Sustainable Mid Cap Fund will not be diluted with respect to net asset value as a result of the Reorganization.  The approval determinations were made on the basis of each Board member’s business judgment after consideration of all of the factors taken as a whole, though individual Board members may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Federal Income Taxes

The combination of the Sustainable Mid Cap Fund and the Sustainable Core Fund is intended to qualify, for U.S. federal income tax purposes, as a tax-free reorganization under Section 368(a) of the Code.  If the Reorganization so qualifies, neither the Sustainable Mid Cap Fund nor its shareholders will recognize a gain or a loss as a result of the Reorganization; the aggregate tax basis of the Sustainable Core Fund’s shares received by shareholders of the

Sustainable Mid Cap Fund will be the same as the aggregate basis of the Sustainable Mid Cap Fund’s shares for which they are exchanged; and the holding period of the Sustainable Core Fund’s shares received by each shareholder of the Sustainable Mid Cap Fund will include the holding period of the Sustainable Mid Cap Fund shares for which they are exchanged, provided that such shares were held as capital assets at the time of the Reorganization.

As a condition to the closing of the Reorganization, the Corporation will receive an opinion from tax counsel on the federal income tax consequences of the transaction, based on the existing provisions of the Code, current administrative rules and court decisions.  The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position.  No tax ruling from the Internal Revenue Service regarding the Reorganization has been or will be requested.  As a result of the Reorganization, the Sustainable Core Fund will succeed to the tax attributes of the Sustainable Mid Cap Fund, subject to limitations that could limit the amount of the capital loss carryforwards from periods before the Reorganization that would be available to offset gains after the Reorganization.

In addition, prior to the Closing Date, the Sustainable Mid Cap Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to the Sustainable Mid Cap Fund’s shareholders all of its investment company taxable income for all taxable years to and including the Closing Date and all of its net capital gains realized in all taxable years to and including the Closing Date.  Although the Reorganization is intended to qualify as tax free for U.S. federal income tax purposes, any dividend paid by the Sustainable Mid Cap Fund may result in taxable income to the Sustainable Mid Cap Fund’s shareholders.

The Reorganization will not require the Sustainable Mid Cap Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Sustainable Core Fund, nor will the Reorganization require the Sustainable Core Fund to sell acquired portfolio securities in order to rebalance its portfolio to comply with its investment policies. Sales of portfolio securities of the Funds made be made in the ordinary course of business. Assets of the Sustainable Mid Cap Fund will not be sold if, in the judgment of management or tax counsel, such sales would affect the classification of the Reorganization as tax-free for federal income tax purposes.

Shareholders of the Sustainable Mid Cap Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Also, because the above discussion relates only to federal income tax consequences of the Reorganization, those shareholders should also consult their tax advisors about foreign, state and local tax consequences, if any, of the Reorganization.

Expenses of the Reorganization

The costs and expenses associated with the Reorganization will be borne by the Sustainable Mid Cap Fund.  The costs and expenses include legal costs associated with the Reorganization (including the costs of the legal opinions to be received pursuant to the Plan of

Reorganization), costs related to the printing and mailing of this Combined Prospectus/Information Statement and accompanying information, and for operational and system programming costs relating to the Reorganization.  The total cost of the Reorganization is currently estimated to be approximately $70,000.  The Sustainable Mid Cap Fund will pay this entire amount.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the Sustainable Core Fund will establish a position for each Sustainable Mid Cap Fund shareholder on the books of the Sustainable Core Fund containing the appropriate number of shares of the Sustainable Core Fund to be received in the Reorganization.  No certificates for shares of the Sustainable Core Fund will be issued in connection with the Reorganization.

Legal Matters

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganization will be passed on by Sidley Austin LLP, special tax counsel to the Sustainable Core Fund and the Sustainable Mid Cap Fund.

OTHER INFORMATION

Additional Information about the Sustainable Core Fund

Share Classes

The Sustainable Core Fund offers Class A and Class I shares.  Class A shares have the advantage of lower ongoing distribution expenses.  The disadvantage of the Class A shares is that you pay an initial sales charge.  If, in your circumstances, the lower ongoing expenses outweigh the impact of the initial sales charge, Class A shares may be appropriate for you.  Class I shares have the advantages of no sales charges and no distribution fees.  They typically have an expense ratio that is lower than the Fund’s other classes of shares.  In general, investors who can satisfy the Class I share class eligibility requirements should purchase Class I shares.  Class I shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans and online account access.

Purchase of Fund Shares

There is no size limit on purchases of Class A shares.  The maximum purchase of Class C shares accepted is $999,999.  Investment minimums apply to the purchase of Class I shares, with certain exceptions.  Broker/dealers, financial institutions, plan agents and other intermediaries (collectively, “intermediaries”) may charge additional fees in connection with transactions in Fund shares.  SFSC and/or an affiliate make payments from their own resources to intermediaries related to marketing the Fund and/or servicing Fund shareholders, which may represent a premium over payments to those intermediaries made by other fund families, and investment professionals may have an added incentive to sell or recommend a Fund or Class over others offered by competing fund families.

Class A Shares

Class A shares are generally subject to a front-end sales charge.  You may qualify for a reduced front-end sales charge based on the size of your purchase.  For all purchases of Class A shares, you pay the offering price, which includes the front-end sales charge, next computed after we receive your order.  The table below shows the front-end sales charges that you may pay if you purchase Class A shares:

	Sales charge as a percentage of:
Invested Assets	Offering Price	Net Amount Invested	Dealer Reallowance
$0 to $24,999	5.00%	5.26%	4.50%
$25,000 to $49,999	4.50%	4.71%	4.25%
$50,000 to $99,999	4.00%	4.17%	3.75%
$100,000 to $249,999	3.00%	3.10%	2.75%
$250,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0 (1)

(1) SFSC may pay the following compensation to securities dealers who initiate purchases of Class A shares of $1 million or more.  However, if shares are redeemed prior to 12 months after the date of purchase, they will be subject to a CDSC of 1% unless a CDSC waiver applies.

Invested Assets (based on ROA)	Compensation
for the portion up to and including $2 million	1.00%
for the portion of the order exceeding $2 million up to and including $4 million	0.70%
for the portion exceeding $4 million	0.50%

Due to rounding, the initial sales charge expressed as a percentage of the offering price may be higher or lower than the charges described above.  No initial sales charge applies to Class A shares that you purchase through reinvestment of Fund dividends or capital gains.

For complete redemptions of an account, any CDSC is imposed on the lower of the original cost or the current net asset value of the shares redeemed.  For partial redemptions, any CDSC is imposed on the original cost of the shares redeemed, regardless of current market value.  If you redeem part of your shares, your redemption request will be increased by the amount of any CDSC due.  If you redeem your entire account, we will deduct any CDSC due from the redemption proceeds.  SFSC receives the entire amount of any CDSC paid.  Also see “Waiver or Reduction of a CDSC” below. In determining whether a CDSC is payable, we will first redeem shares not subject to any charge.

Reduced Sales Charges

Sales charges on Class A shares may be reduced or eliminated in certain situations, as described below. Please note that, to take advantage of any reduced or eliminated sales charge, you must inform the Funds’ transfer agent, Boston Financial Data Services (“BFDS”, also referred to as the “Transfer Agent”), SFSC, the Funds or your financial intermediary of your eligibility at the time of purchase, and provide any necessary information about the accounts involved.  Failure to inform BFDS, SFSC, the Funds or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction for which you might otherwise be eligible.

Financial intermediaries may not be able to offer one or more of these reduced or eliminated sales charge privileges, in which case an investor would need to purchase shares direct from the Funds in order to receive the sales charge reduction or waiver. Please contact your financial intermediary for more information.

Right of Accumulation. Quantity discounts for the Class A shares of the Funds begin with investments of $25,000. You may qualify for quantity discounts based on the current value of all classes of shares of the Sentinel Funds, taken together, that are owned by you, your spouse, your civil union partner, your children, parents or a fiduciary for these persons. These may include shares held in personal accounts, certain retirement accounts, employee benefit plan accounts, Uniform Gifts to Minors Act (UGMA) and Uniform Transfers to Minors Act (UTMA) accounts, joint tenancy accounts, trust accounts and transfer on death accounts, as well as shares purchased by a trust of which you are a beneficiary. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the Institutional Service Class shares of the FGO Fund, an unaffiliated money market fund distributed by Federated Distributors, Inc., through an account maintained by Sentinel Administrative Services, Inc. will also be considered when determining whether you may qualify for a quantity discount. Shares held under the tax identification number of anyone other than you, your spouse, your civil union partner, your children or parent, however, do not qualify for quantity discounts. Contact the Transfer Agent for help in combining accounts for purposes of obtaining quantity discounts on purchases. To receive a reduced sales charge, you should inform the Transfer Agent, SFSC or your financial intermediary of any other shares owned by you, your spouse, your civil union partner, your children or parent each time you purchase shares. Your financial adviser or other financial intermediary may request documentation from you, including account statements and records of the original acquisition of the shares owned by you, your spouse, your civil union partner, your children or parent, to show that you qualify for a reduced sales charge. You should retain these records because, depending on where an account is held or the type of account (brokerage, retirement plan, etc.), the Fund, the Transfer Agent and/or your financial adviser or other financial intermediary may not be able to maintain this information. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Letter of Intent. You may use a letter of intent (LOI) to obtain a reduced sales charge for Class A shares of a Fund if you plan to make an investment in the Sentinel Funds that include Class A shares and the total amount of such investments is anticipated to be $25,000 or more over a period of 13 months (30 months in the case of corporate qualified plans). Any shares purchased within 90 days prior to the date you establish the LOI are credited toward fulfillment of your purchase commitment under the LOI. However, sales charges will not be reduced for purchases made prior to the date the LOI is established; the reduced sales charge will only apply to new purchases made on or after the establishment date of the LOI. The 13 month period (30 months for corporate qualified plans) begins on the date the LOI is established. Assets previously invested in a Sentinel Fund that were subject to an initial sales charge or a CDSC and are, at the time of determination, invested in the FGO Fund through an account maintained by SASI will also be considered when determining whether you may qualify for a quantity discount. You may count purchases to be made by you, your spouse, your civil union partner and your children or parent. The LOI is not a binding commitment by you to complete the intended purchases. All your purchases made under the LOI during the period covered will be made at the reduced sales charge for your intended total purchase. Dividends and distributions will be reinvested without a sales charge and will not count as purchases under the LOI. We will hold in escrow 2% of the shares you purchase under the LOI, and release these shares when you have completed the intended purchases. If, by the end of the period covered by the LOI you have not made the intended purchases, an additional sales charge may be due, in which case we will notify you. The additional amount will be equal to what the initial sales charge would have been on the amount actually invested, minus the sales charges already paid. You may pay this additional sales charge within 20 days after our notification is sent, or we may redeem shares held in escrow to the extent necessary to pay this charge, after which time we will release any remaining escrow shares. The redemption of shares for this purpose will be a taxable event to you. We will require your financial intermediary’s approval and cooperation to consider accounts controlled by the financial intermediary.

Advantage Program. Employers establishing either SIMPLE-IRAs or SEP-IRAs investing in the Funds for which the Transfer Agent is the agent for the custodian may group participating employee accounts together in such a way as to result in reduced sales charges for quantity purchases. Quantity discounts under this program are based upon the current value of investments in the Funds.

Account Level Net Asset Value Purchases. You may purchase Class A shares of the Funds at net asset value if you are included in the following list of eligible purchasers and you provide notice of such eligibility prior to or at the time of purchase.

Failure to inform the Transfer Agent, SFSC, the Funds or your financial intermediary that you may be eligible to purchase Class A shares of the Funds at net asset value may result in your not receiving the net asset value purchase privilege. The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Funds. Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

•                                          current and former Directors of the Funds and predecessors to the Funds;

•                                          current and retired employees and Directors of Sentinel and its affiliates;

•                                          National Life Insurance Company employee benefit plans;

•                                          employees of NTT Data and DST Systems, Inc. and affiliates, who currently provide services to Sentinel, SASI and/or SFSC;

•                                          registered representatives and other employees of securities dealers that have entered into a sales agreement with SFSC;

•                                          members of the immediate families (spouse, civil union partner, children, parent or a fiduciary for these persons) of, or survivors of, all of the above mentioned individuals;

•                                          tax exempt entities that meet the requirements for qualification under section 501 of the Code who have determined that a Fund is a legally permissible investment where the dealer of record on the account is SFSC;

•                                          former shareholders of the Bramwell Growth Fund or the Bramwell Focus Fund, each a series of the Bramwell Funds, Inc., who in those funds’ 2006 reorganization received Class A shares of the Sentinel Capital Growth or Sentinel Growth Leaders Funds, as applicable; or

•                                          former shareholders of the Citizens Funds, who in those funds’ 2008 reorganization received shares of a Sentinel Fund.

Failure to inform the Transfer Agent, SFSC, the Funds or your financial intermediary that you may be eligible to purchase Class A shares of the Funds at net asset value may result in your not receiving the net asset value purchase privilege. The net asset value purchase privileges described below may not be available through accounts held with financial intermediaries and may be available only when you purchase direct from the Funds. Once an account is established under this net asset value purchase privilege, additional investments can be made at net asset value for the life of the account.

Other Waivers of Front-end Loads. We also waive the front-end load where purchasers demonstrate that they are included in one of the following groups:

•                                          registered investment advisers who place trades for their own accounts or the accounts of their clients, and who charge an investment management fee or transaction fee for their services, and clients of these investment advisers who place trades for their own accounts;

•                                          Clients of financial intermediaries who have entered into an agreement with SFSC to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;

•                                          clients of trust companies who have entered into an agreement with SFSC under which all their clients are eligible to buy Class A shares at net asset value;

•                                          qualified retirement, profit-sharing or deferred compensation plans that are maintained on platforms sponsored by financial intermediaries, provided these financial intermediaries have entered into a Class A net asset value purchase agreement with SASI or SFSC with respect to such plans (SFSC may pay financial intermediaries compensation up to 1% for sales of the Funds’ shares under this waiver, and a CDSC up to 1% subject to eligibility for waiver or reduction of a CDSC as outlined in this Prospectus, may apply to shares redeemed within 12 months of purchase; see “Share Classes- Class A Shares” above for the compensation/ CDSC schedule applicable to each Fund);

•                                          transfers of assets, rollovers from retirement plans, or required minimum distributions (“Transferred Assets”) to an IRA sponsored by Sentinel Group Funds, Inc. and held directly with the Fund (“Sentinel Fund IRA”), but only to the extent the Transferred Assets were invested in a Sentinel Fund at the time of distribution (you must notify the Transfer Agent, SFSC, the Sentinel Funds or your financial intermediary of your eligibility to purchase at net asset value at the time of purchase). Any portion of Transferred Assets that were not attributable to Sentinel Fund investments, as well as future contributions to the Sentinel Fund IRA, will be subject to the terms and conditions generally applicable to purchases of Class A shares (including the applicability of sales charges) as described in this Prospectus and the Funds’ Statement of Additional Information; and

•                                          investors directly reinvesting qualified proceeds of redemptions of the FGO Fund shares held in accounts maintained by the Transfer Agent pursuant to the reinvestment privileges described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund — Service Shares” above for additional information.

If more than one person owns an account, all owners must qualify for the lower sales charge. Please also note you may be charged transaction and/or other fees if you effect transactions in Fund shares through an intermediary.

Information about sales charge reductions and waivers is available, free of charge in a clear and prominent format, via hyperlink at the Funds’ website at ww.sentinelinvestments.com.

Failure to inform the Transfer Agent, SFSC, the Funds or your financial intermediary that you may qualify for a reduced or eliminated sales charge may result in your not receiving the sales charge reduction or net asset value purchase privilege for which you might otherwise be eligible.

Right of Reinvestment. If you notify the Transfer Agent, SFSC or your financial intermediary, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution in the same Fund or in another Sentinel Fund without a sales charge, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution. Low Duration Bond Fund shareholders who have held their shares for 90 days or less, however, may only use the Right of Reinvestment privilege to reinvest in the Low Duration Bond Fund.

For purposes of this “right of reinvestment” privilege, automatic transactions (including, e.g., automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge.

You may not reinvest proceeds in the Sentinel Funds as described above if such proceeds are subject to a purchase block as described under “Purchasing, Selling and Exchanging Fund

Shares — Additional Information about Buying, Selling and Exchanging Shares — Excessive Trading Policy” below.

Class A Distribution Plan

The Class A shares of each Fund have adopted a plan under Rule 12b-1 that allows the Fund to pay fees for the sale and distribution of its shares and for services provided to shareholders.  The Class A shares of each Fund pay to SFSC a monthly fee of up to a maximum annual rate of 0.25% of average daily net assets of the Fund.  Such fee reimburses SFSC for expenses actually incurred in marketing the Fund.  SFSC may pay all or a portion of these Rule 12b-1 fees to intermediaries (up to the maximum annual rate for distribution and up to 0.25% for servicing) that have an agreement with SFSC to sell shares of the Fund.  No fee is paid by SFSC to intermediaries with respect to any Fund shares purchased prior to March 1, 1993.

The Funds are not assessed a 12b-1 fee with respect to shares (if any) owned by NLV Financial Corporation or its affiliates, which may result in an overall 12b-1 fee of less than the maximum for so long as the investment is maintained by NLV Financial Corporation or its affiliates.

Purchase of Fund Shares — Class I

There is no initial sales charge or CDSC on Class I shares.  Class I shares are available for purchase only by the following:

•                                          institutional investors who purchase Fund shares directly from the Fund and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                                          institutional investors who invest through an intermediary that has a special agreement with SFSC to offer Class I shares and who make an initial investment of at least $1 million in Class I shares of the Sentinel Funds;

•                                          investment advisory and retirement plan platforms, if such plan’s overall fee structure is designed with the intent of investing in Class I or similar classes of shares, as evidenced by the platform’s investing in the Class I or a similar class of shares of at least one other mutual fund complex which offers classes similar to the Sentinel Funds’ Class I and load-waived Class A shares, or by the platform’s investing solely in classes of shares of other mutual fund complexes that do not pay 12b-1 service fees;

•                                          qualified tuition programs established under Section 529 of the Code;

•                                          registered investment companies;

•                                          Synovus Trust Company for trust accounts established on behalf of its clients;

•                                          retirement and deferred compensation plans established for the benefit of the employees, agents or Directors of National Life Insurance Company and its affiliates;

•                                          accounts that received Class I shares of a Sentinel Fund in exchange for Class A shares of a Synovus Fund in a reorganization and which continue to own such shares, but only with respect to reinvested dividends and distributions; and

•                                          accounts that received Class I shares of a Sentinel Fund in exchange for shares of a Citizens Fund in a reorganization and which continue to own such shares.

Investment minimums apply to accounts held on the Fund’s records.  Intermediaries that maintain omnibus accounts on the Fund’s records may establish different minimums for their clients holding through such omnibus accounts.  In addition, the Fund may waive investment minimums to the extent such waivers are approved by the Fund’s Chief Compliance Officer and reported to the Fund’s Board of Directors.

Class I shares have not adopted a distribution plan under Rule 12b-1.

Waiver or Reduction of a CDSC

A CDSC will be waived in the following situations if you notify us at the time of redemption that a waiver applies:

•                  redemptions of shares you acquire from the reinvestment of income distributions and/or capital gains distributions;

•                  redemptions from your account (including when you own the shares as joint tenant with your spouse) following your death, or from the account of a trust whose primary income beneficiary has died;

•                  required minimum distributions from a retirement account; and

•                  redemptions of shares that qualify for a waiver of the CDSC pursuant to the reinvestment privilege described in this Prospectus. Please see “Additional Information About Buying, Selling and Exchanging Shares — Reinvestment Privileges with Respect to Certain Shareholders of the FGO Fund — Service Shares” above for additional information.

SFSC may require documentation to show a waiver applies, such as certifications by plan administrators, applicable tax forms, or death certificates.

Other Matters Relating to Distribution of Fund Shares

SFSC, Sentinel and/or an affiliate pay amounts or otherwise provide items of material value out of their own resources to certain intermediaries that support the sale of the Funds or provide services to Fund shareholders. This practice may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund. Payments may be based on, among other things, the number or value of shares that the intermediary sells or may sell; the value of the intermediary’s client assets invested in the Funds; or the type and nature of services or support furnished by the intermediary. In connection with these payments, the intermediary may elevate the prominence or profile of the Funds within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds and/or granting the SFSC preferential or enhanced opportunities to promote the Funds. Additional information about these arrangements is available in the Funds’ Statement of Additional Information.

Capitalization

The following table sets forth, as of November 30, 2015:  (a) the unaudited capitalization of each Fund and (b) the unaudited pro forma combined capitalization of the Sustainable Core Fund assuming the Reorganization has taken place.  The capitalizations are likely to be different on the Closing Date as a result of daily Fund share purchase, redemption and market activity.  No assurance can be given as to how many shares of the Sustainable Core Fund will be received by Sustainable Mid Cap Fund shareholders at the Closing Date, and the information should not be relied upon to reflect the number of shares of the Combined Fund that actually will be received by Sustainable Mid Cap Fund shareholders.

Fund	Total Net Assets	Adjusted Net Assets (2)	Shares Outstanding	Net Asset Value Per Share	Adjusted Net Asset Value Per Share (2)
Sustainable Mid Cap
Class A	$121,401,713		6,825,151	$17.79
Class I	6,776,957		364,267	18.60
Fund Total	$128,178,670

Sustainable Core
Class A	$224,862,426		10,900,669	$20.63
Class I	14,925,852		720,021	20.73
Fund Total	$239,788,278

Pro Forma — Sustainable Core(1)
Class A	$346,264,139	$346,197,840	16,782,657	$20.63	$20.63
Class I	21,702,809	21,699,108	1,046,763	20.73	20.73
Pro-Forma Fund Total	$367,966,948	$367,896,948

(1)Assuming the Reorganization had taken place on November 30, 2015 and the Sustainable Core Fund issued 5,881,988 Class A shares and 326,742 Class I shares to the Sustainable Mid Cap Fund.

(2)Adjusted Net Assets and Adjusted Net Assets Per Share includes the impact of additional expenses associated with the Reorganization of $66,299 for Class A shares and $3,701 for Class C shares.

Shareholder Information

As of January 19, 2016, there were 388,253.213 shares of the Sustainable Mid Cap Fund outstanding.  As of January 19, 2016, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Sustainable Mid Cap Fund.  As of January 19, 2016, no person was known by the Sustainable Mid Cap Fund to own beneficially or of record 5% or more of any class of shares of the Sustainable Mid Cap Fund.

As of January 19, 2016, there were 11,845,047.523 shares of the Sustainable Core Fund outstanding.  As of January 19, 2016, the Directors and officers of the Corporation as a group owned an aggregate of less than 1% of the outstanding shares of the Sustainable Core Fund.  As of January 19, 2016, no person was known by the Sustainable Core Fund to own beneficially or of record 5% or more of any class of shares of the Sustainable Core Fund.

Shareholder Rights and Obligations

Both the Sustainable Mid Cap and Sustainable Core Funds are series of the Corporation, a corporation organized under the laws of the state of Maryland.  Under the Corporation’s organizational documents, the Funds are authorized to issue 2,940,000,000 shares of common stock, with a par value of $.01 per share, classified and designated as described below with respect to the Sustainable Mid Cap and Sustainable Mid Cap Funds:

Class A	Number of Shares Allocated
Sentinel Sustainable Core Fund	40,000,000
Sentinel Sustainable Mid Cap Fund	40,000,000

Class I	Number of Shares Allocated
Sentinel Sustainable Core Fund	40,000,000
Sentinel Sustainable Mid Cap Fund	40,000,000

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.  Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services) and each class has exclusive voting rights with respect to matters relating to the service and/or distribution expenditures of such class.

There are no preemptive rights in connection with shares of the Sustainable Mid Cap or Sustainable Core Funds.  When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of Sustainable Core Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Dividends, Capital Gains and Taxes

The Sustainable Mid Cap Fund and Sustainable Core Fund each distribute net investment income, if any, and net realized capital gains, if any, annually.  Distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30 fiscal year-end.  You may elect to receive all or any part of your dividends and/or capital gains distributions in cash, shares of your Fund, or shares of the same class of another Sentinel Fund.  Unless you elect otherwise, your dividends and capital gains distributions will be reinvested in shares of the same Fund.  If you elect to receive dividends and capital gains distributions in cash, you will only receive a check if the distribution amount exceeds $10.00.  If the distribution is $10.00 or less, the amount will automatically be reinvested.  If you would like to receive cash distributions, regardless of the amount, you can establish an electronic funds transfer to your bank.  If you elect to receive distributions by check, in its discretion the Fund may reinvest previously issued distribution checks and also reinvest future distributions.  This may occur if a distribution check remains uncashed and outstanding for six months or the post office is unable to deliver the check to you.  No interest will accrue on amounts represented by uncashed dividend or other distribution checks.  To change the current option for payment of dividends and capital gains distributions or to establish electronic funds transfer please call 1-800-282-FUND (3863).  If your mailing address is not within the U.S. or a U.S. military address, you must receive your distributions by check.

You will pay tax on dividends and capital gains distributions from the Funds whether you receive them in cash, additional shares or shares of another Sentinel Fund.  Capital gains may be taxable to you at different rates depending on how long the Fund held the assets sold.  If you redeem Fund shares or exchange them for shares of another Fund, any gain on the transaction may be subject to tax.  In addition, a Fund is generally required by law to provide you and the Internal Revenue Service with cost basis information on the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of a Fund).  Certain dividend income received by a Fund, including dividends received from qualifying foreign corporations and long-term capital gains, are eligible for taxation at a reduced rate that applies to individual shareholders.  However, to the extent a Fund’s distributions are derived from income on debt securities and non-qualifying dividends of foreign corporations and/or short-term capital gains, its distributions will not be eligible for this reduced tax rate.

If you are neither a tax resident nor a citizen of the U.S. or if you are a foreign entity, the Funds’ ordinary dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.  However, certain distributions reported by a Fund as either interest related dividends or short-term capital gain dividends and paid to a foreign shareholder are eligible for an exemption from U.S. withholding tax.

Dividends and interest received by the Funds may give rise to withholding and other taxes imposed by foreign countries.  Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.  However, it is unlikely that a credit or deduction will be available to shareholders of the Funds.

By law, your redemption proceeds and dividends of ordinary income and capital gains will be subject to a withholding tax if you are not a corporation and have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

A 30% withholding tax is currently imposed on dividends and will be imposed on redemption proceeds paid after December 31, 2018 to (i) foreign financial institutions (as defined in Section 1471(d)(4) of the Code) unless they agree to collect and disclose to the IRS information regarding their direct and indirect United States account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect United States owners. Under some circumstances, a foreign shareholder may be eligible for refunds or credits of such taxes.

A 3.8% Medicare tax is imposed on the net investment income (which includes taxable dividends and gain recognized on a redemption or exchange of shares) of certain individuals, trusts and estates.

This section summarizes some of the consequences under current federal tax law of investment in the Funds.  It is not a substitute for personal tax advice.  Consult your personal tax advisor about the potential tax consequences of an investment in any of the Funds under all applicable tax laws.

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders.  As a general matter, the Sustainable Core Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of either Fund should send such proposal to Sentinel Group Funds, Inc., Attn:  Secretary, One National Life Drive, Montpelier, VT 05604.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made.  Timely submission of a proposal does not necessarily mean that such proposal will be included.

EXHIBIT A:  COMPARISON OF PRINCIPAL INVESTMENT OBJECTIVES, STRATEGIES AND POLICIES

This table will help you compare the principal investment objectives, strategies and policies of each Fund.

Sustainable Mid Cap Fund	Sustainable Core Fund
Principal Investment Objective	Principal Investment Objective

The Fund seeks growth of capital.	The Fund seeks long-term capital appreciation.

Principal Investment Strategies	Principal Investment Strategies

The Fund normally invests at least 80% of its net assets in mid-capitalization companies. For this purpose, mid-capitalization companies are companies that have, at the time of purchase, market capitalizations between $500 million and $25 billion.

The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies, typically those above $5 billion in market capitalization.

The Fund seeks to invest primarily in common stocks of mid-capitalization companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued.

Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. The Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities.

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, and it attempts to be well-balanced across major economic sectors, at times it may emphasize one or more particular

The Fund may invest up to 25% of its assets in stocks of companies within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

Sustainable Mid Cap Fund	Sustainable Core Fund
sectors.

The Fund may also invest in stocks with the potential to provide current income growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

The Fund may sell a security when the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the market cap exceeds a specified threshold and/or if the holding size exceeds the portfolio managers’ company or sector weighting guidelines. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions. A security will be sold when it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

The Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions. A security will also be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management.

Sustainable and Responsible Investing. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment.

Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management.

Sustainable Mid Cap Fund	Sustainable Core Fund

The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

The Fund favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives.

Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

EXHIBIT B:  FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT POLICIES

The Funds have the following fundamental investment policies:

Pursuant to each Fund’s fundamental investment policies listed below, the Funds may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction:

1.              borrow money;

2.              purchase or sell real estate, except that a Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments;

3.              underwrite securities of other issuers, except to the extent that the sale of portfolio securities by a Fund may be deemed to be an underwriting;

4.              issue senior securities;

5.              purchase or sell commodities or commodity contracts;

6.              make loans, provided that this limitation does not affect the ability of a Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments; or

7.              concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.

Additional Information Regarding Fundamental Investment Policies

The information provided below is not a part of a Fund’s fundamental policies. The information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance related thereto, relating to particular fundamental policies of the Fund.

Fundamental Investment Policy #1: The Fund may borrow money to the extent permitted under the 1940 Act. This means that, in general, the Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. The Fund also may borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets. For purposes of this calculation, the Fund’s total assets include the amounts being borrowed. Also, under the 1940 Act, the Fund is required to maintain at all times an

“asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be a borrowings unless the Fund takes steps to segregate or earmark liquid assets or otherwise cover its obligations. Fundamental Investment Policy #1 will be interpreted to permit the Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Fund to segregate or earmark liquid assets or enter into offsetting positions or otherwise cover its obligations using a method permitted by the 1940 Act, the rules and regulations thereunder or orders issued by the SEC. The Fund may take into account interpretations and guidance provided by the SEC staff. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy.

Fundamental Investment Policy #4: The Fund may not issue senior securities to the extent such issuance would violate the 1940 Act. The 1940 Act currently generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. With certain exceptions, the 1940 Act prohibits the Fund from issuing senior securities. For example, the Fund may borrow from any bank if it maintains an asset coverage of at least 300% in the aggregate provided that, in the event that such asset coverage falls below 300%, the Fund must, within three days (not including Sundays and holidays), reduce the amount of its borrowings to attain the 300% asset coverage.

Fundamental Investment Policy #5: Subject to the Fund’s investment objectives and investment policies (as set forth in the Fund’s prospectuses and in this statement of additional information), the Fund interprets Fundamental Investment Policy #5 relating to the purchase and sale of commodities or commodities contracts to permit the Fund to purchase, sell or enter into futures contracts and options thereon, commodity-related swap agreements, foreign currency contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instruments, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws, and other commodity-related derivative instruments.

Fundamental Investment Policy #6: The 1940 Act does not prohibit the Fund from making loans (including lending its portfolio securities); however, under current interpretations of the staff of the Securities and Exchange Commission the Fund may not, at any given time, have on loan more than 33-1/3% of its total assets, except through the purchase of debt obligations or the use of repurchase agreements. Collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Fundamental Investment Policy #7: The 1940 Act does not define what constitutes “concentration” in an industry. The staff of the Securities and Exchange Commission has taken the position that the investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of what constitutes concentration may change in the future. The policy in Fundamental Investment Policy #7 will be interpreted to refer to concentration as that term may be interpreted from time to time. The Fund interprets its policy with respect to concentration in a particular industry to apply to direct investments in the securities of issuers in a particular industry, as defined by the Fund. For purposes of this policy, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for purposes of this policy. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Fund’s industry concentration restriction, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Fund’s industry concentration restrictions. In the case of privately issued mortgage-related securities, or any asset-backed securities, the Fund takes the position that such securities do not represent interests in any particular “industry” or group of industries. The Fund may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that the Fund obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.

For purposes of the Fundamental Investment Policy #7, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Adviser deems reasonable based on the primary characteristics of the security.

Non-Fundamental Policies of the Funds

Non-fundamental investment policies are established and may be changed by the Board of Directors of the Corporation (the “Board of Directors”, or the “Board”) without shareholder approval. The following are the Funds’ non-fundamental investment policies.

Each Fund’s investment objective is a non-fundamental policy, and may be changed without shareholder approval by the Fund’s Board of Directors upon 30 days’ notice to shareholders.

To the extent a Fund invests in derivatives, it will observe the following limitations:

•                  It may not hold more than 5% of its total assets in the aggregate in options on individual securities, options on securities indices, and futures contracts.

•                  It will buy options on individual securities only to hedge underlying securities that are owned by the Fund, or to close out transactions in options written.

•                  It will sell options on individual securities only to generate additional income on securities that are owned by the Fund, or to close out transactions in options purchased.

•                  It will sell options on securities indices or futures on securities indices only to hedge portfolio risks, or to close out positions in such index options or futures that had previously been purchased. As such, a Fund shall not sell such index options or futures with aggregate notional amounts in excess of that Fund’s exposure to the market or sector covered by such index option or future.

•                  It will purchase options on securities indices or futures on securities indices only in anticipation of buying securities related to the index, or to close out positions in such index options or futures that the Fund had previously sold. In purchasing such index options or futures, it must set aside cash or short-term money market investments so as to ensure that the purchase of such index options or futures does not result in leveraging the Fund’s portfolio.

•                  It will enter into interest rate swap transactions and total return swaps on fixed income indices only in circumstances in which there is no leveraging of credit risk in the portfolio, or in which significant diversification or reduction of credit risk results.

•                  It will enter into default swaps on fixed-income securities only for the purpose of hedging credit risk on securities owned by the Fund, and will not take on additional credit risk through the use of default swaps.

•                  When entering into swap agreements, it will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.

•                  When transacting in OTC derivatives involving counterparty risk, it will deal only with counterparties that meet appropriate credit guidelines, and will limit exposure to any counterparty such that the sum of the value of all portfolio securities held by the Fund of which the issuer is the counterparty or an affiliate of the counterparty, plus the exposure to the counterparty in respect of the OTC options, does not exceed 5% of the total assets of the Fund.

In addition, to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), at least 50% of each Fund’s total assets must be comprised of individual issues, each of which represents no more than 5% of such Fund’s total assets and no more than 10% of the issuer’s outstanding voting securities. Those issues which represent more than 5% of the Fund’s total assets must be limited in the aggregate to 50% of such Fund’s total assets, provided, however, that no more than 25% of the Fund’s total assets may be invested in any one issuer or in qualified publicly-traded partnerships.

Under the 1940 Act, each of the Funds may invest up to 10% of its total assets in the securities of other investment companies, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding securities of any one investment company, unless it does so in reliance on a statutory exemption under the 1940 Act or related rules or SEC staff interpretations. Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds (such as the Funds) to invest in such

ETF’s shares beyond the statutory limits, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing fund. The Balanced, Low Duration Bond, Multi-Asset Income, Total Return Bond and Unconstrained Bond Funds may invest in ETFs in reliance on such exemptive orders.

Neither Fund may borrow except from banks in an amount up to 5% of the Fund’s total assets for temporary or emergency purposes or to meet redemption requests that might otherwise require untimely disposition of securities.

The Sustainable Core Opportunities Fund:

•                  May invest up to 100% of its assets in cash, commercial paper, high grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•                  May not invest more than 25% of its net assets in repurchase agreements.

The Sustainable Mid Cap Opportunities Fund:

•                  May not change its policy of investing, under normal circumstances, at least 80% of its assets in mid cap companies, unless the Fund provides its shareholders with 60 days’ prior written notice of such change;

•                  May invest up to 100% of its assets in cash, commercial paper, high grade bonds, or cash equivalents for temporary defensive reasons if the Fund’s investment adviser believes that adverse market or other conditions warrant; and

•                  May not invest more than 25% of its net assets in repurchase agreements.

Fundamental and non-fundamental investment policies are considered at the time that portfolio securities are purchased. If a percentage restriction is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of the restriction.

EXHIBIT C:  AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION is dated as of March 30, 2016 (this “Plan”), and has been adopted by the Board of Directors (“Board”) of Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), to provide for the Reorganization (as defined below) of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”) into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”).  The Sustainable Mid Cap Fund and the Sustainable Core Fund are sometimes referred to collectively as the “Funds” and, individually, as a “Fund.”  The shares of the Sustainable Core Fund are designated into two classes:  Class A and Class I. Class A shares of the Sustainable Core Fund will be received, as described below, by the Sustainable Mid Cap Fund Class A shareholders.  Class I shares of the Sustainable Core Fund will be received, as described below, by the Sustainable Mid Cap Fund Class I shareholders.  The shares of the Sustainable Core Fund are the “Sustainable Core Fund Shares.”

PRELIMINARY STATEMENTS

A.  Each Fund is a series of the Corporation, which is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”).

B.  The Board has approved this Plan and determined that the Reorganization is advisable and in the best interests of the Corporation and each Fund and that the interests of the existing shareholders of each Fund would not be diluted as a result of its Reorganization.

C.  This Plan is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

PROVISIONS

1.  PLAN OF REORGANIZATION.

(a) As of the Effective Time (as that term is defined in Paragraph 13), the Sustainable Mid Cap Fund will assign, deliver and otherwise transfer substantially all of its assets and good and marketable title to the assets, free and clear of all liens, encumbrances and adverse claims except as provided in this Plan, and assign all liabilities, other than those (if any) for which specific reserves have been set aside, to the Sustainable Core Fund.  The Sustainable Core Fund shall acquire these assets and shall assume these liabilities in exchange for the issuance to the Sustainable Mid Cap Fund of full and fractional newly-issued shares of common stock of the Sustainable Core Fund.  In the course of the Reorganization, the Sustainable Mid Cap Fund will distribute the shares of the Sustainable Core Fund received by it to its shareholders.  The shares of the Sustainable Core Fund to be distributed to Sustainable Mid Cap Fund shareholders will be of the same class and have the same aggregate net asset value as such shareholders’ interest in the Sustainable Mid Cap Fund that are held as of the Valuation Time (as that term is defined in Paragraph 3).  These transactions are referred to as the “Reorganization.”  In this Plan, any references to the Sustainable Core Fund or the Sustainable Mid Cap Fund taking action shall mean and include all necessary actions of the Corporation on behalf of the Sustainable Core Fund or the Sustainable Mid Cap Fund, respectively, unless the context of this Plan or the 1940 Act requires otherwise.

(b) The assets and liabilities of each class of the Sustainable Mid Cap Fund shall be exclusively assigned to and assumed by the corresponding class of the Sustainable Core Fund.  All assigned debts, liabilities, obligations and duties of each class of the Sustainable Mid Cap Fund, to the extent that they exist at or after the Effective Time, shall after the Effective Time, attach to the corresponding class of the Sustainable Core Fund Shares and may be enforced against such class of the Sustainable Core Fund to the same extent as if the same had been incurred by the Sustainable Core Fund.  If the Sustainable Mid Cap Fund is unable to make delivery of any of its portfolio securities, pursuant to this Paragraph, to the Sustainable Core Fund because any of such securities purchased by the Sustainable Mid Cap Fund have not yet been delivered to it by the Sustainable Mid Cap Fund’s broker or brokers, then, in lieu of such delivery, the Sustainable Mid Cap Fund shall deliver to the Sustainable Core Fund, with respect to these securities, executed copies of an agreement of assignment and due bills executed on behalf of the broker or brokers, together with any other documents as may be required by the Sustainable Core Fund, including brokers’ confirmation slips.

(c) In determining contingent deferred sales charges applicable to Sustainable Core Fund Shares issued in the Reorganization, the Sustainable Core Fund shall give each holder thereof credit for the period during which such holder held the shares of the Sustainable Mid Cap Fund, in exchange for which such Sustainable Core Fund Shares were issued.  In addition, front-end sales charges will not apply to shares of the Sustainable Core Fund issued to the Sustainable Mid Cap Fund shareholders in the Reorganization.

2.  TRANSFER OF ASSETS.  The assets of the Sustainable Mid Cap Fund to be acquired by the Sustainable Core Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), goodwill, and intangible property, and deferred or prepaid expenses, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of the Sustainable Mid Cap Fund, and other property owned by the Sustainable Mid Cap Fund as of the Effective Time, other than cash in an amount necessary to pay any accrued but unpaid liabilities of the Sustainable Mid Cap Fund, including cash in an amount necessary to pay dividends and distributions as provided in Paragraph 12(h).

3.  VALUATION OF ASSETS AND LIABILITIES.  With respect to the Sustainable Mid Cap Fund, the value of its assets and liabilities shall be the value of such assets and liabilities computed as of the time at which its net asset value is calculated at the close of business on the New York Stock Exchange, usually 4:00 p.m., Eastern Time, on the business day immediately prior to the Effective Time (the “Valuation Time”).  In determining the value of the securities transferred by the Sustainable Mid Cap Fund to the Sustainable Core Fund, each security shall be priced in accordance with the pricing policies and procedures of the Sustainable Core Fund as described in its then-current Prospectus and Statement of Additional Information.

4.  STATE FILINGS.  Prior to the Effective Date, (i) the Sustainable Mid Cap Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland to be made prior to Closing, and (ii) the Sustainable Core Fund shall make any filings with the State of Maryland that are required under the laws of the state of Maryland.

5.  DELIVERY OF ASSETS.  The Sustainable Mid Cap Fund, shall (i) issue instructions to its custodian providing for the delivery of all of the assets of Sustainable Mid Cap Fund held by the custodian to the custodian for Sustainable Core Fund to be held for the account of Sustainable Core Fund, effective as of the Closing, and (ii) instruct its custodian to deliver at the Closing a certificate of an authorized officer stating that (i) the assets of Sustainable Mid Cap Fund have been delivered in proper form to the Sustainable Core Fund and (ii) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by Sustainable Mid Cap Fund.  The Sustainable Mid Cap Fund’s assets represented by a certificate or other written instrument shall be presented by the Sustainable Mid Cap Fund’s custodian to the custodian for the Sustainable Core Fund for examination no later than five (5) business days preceding the Closing Date and all assets of the Sustainable Mid Cap Fund at the Valuation Time shall be transferred and delivered by the Sustainable Mid Cap Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Sustainable Mid Cap Fund’s assets deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Sustainable Mid Cap Fund Custodian. The cash to be transferred by the Sustainable Mid Cap Fund shall be transferred and delivered by the Sustainable Mid Cap Fund as of the Closing Date for the account of the Sustainable Core Fund.  At the Closing, each Party shall deliver to the other such bills of sale, checks, assignments, assumption of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

6.  LIQUIDATION AND TERMINATION OF THE SUSTAINABLE MID CAP FUND.  As promptly as practicable after the Effective Time of the Reorganization, the Sustainable Mid Cap Fund shall distribute, in complete liquidation of the Sustainable Mid Cap Fund, pro rata to its shareholders of record, determined as of the close of business at the Valuation Time, all of the Sustainable Core Fund Shares received by the Sustainable Mid Cap Fund.  As promptly as practicable after the Effective Time of the Reorganization and the consummation of the transactions described in Paragraph 1 of this Plan, the Corporation shall take such additional steps as are necessary to liquidate, redeem all outstanding shares of stock of the Sustainable Mid Cap Fund and terminate the Sustainable Mid Cap Fund as a series of the Corporation.

7.  TRANSFER TAXES.  Any transfer taxes payable upon the issuance of the Sustainable Core Fund Shares in a name other than the registered holder of the Sustainable Mid Cap Fund shares on the books of the Sustainable Mid Cap Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such Sustainable Core Fund Shares are to be issued and transferred.

8.  REPORTING RESPONSIBILITY.  Any reporting responsibility of the Corporation, on behalf of Sustainable Mid Cap Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Corporation, on behalf of the Sustainable Mid Cap Fund.

9.  ACTION BY THE SUSTAINABLE MID CAP FUND; ACTION BY THE SUSTAINABLE CORE FUND.  The Corporation shall take all actions expressed herein as being the obligations of the Sustainable Mid Cap Fund, on behalf of the Sustainable Mid Cap Fund.  The Corporation shall take all actions expressed herein as being the obligations of the Sustainable Core Fund, on behalf of the Sustainable Core Fund.

10.  REPRESENTATIONS OF THE SUSTAINABLE MID CAP FUND.  The Corporation, on behalf of the Sustainable Mid Cap Fund, represents and warrants, to Sustainable Core Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland.  The Sustainable Mid Cap Fund is a duly established, separate series of the Corporation.  The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Sustainable Mid Cap Fund.  The Corporation, on behalf of the Sustainable Mid Cap Fund, has all material federal, state and local authorizations necessary to own all of its properties and the assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Sustainable Mid Cap Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.  The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to Sustainable Mid Cap Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Information Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, conforms and will conform, as it relates to Sustainable Mid Cap Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to Sustainable Mid Cap Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Any written information furnished by the Corporation with respect to Sustainable Mid Cap Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Sustainable Mid Cap Fund as of November 30, 2015 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements fairly reflect the financial condition and the results of operations of the Sustainable Mid Cap Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Sustainable Mid Cap Fund as reflected in the audited financial statements as of November 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Sustainable Mid Cap Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.  Since the date of the financial statements referred to in paragraph (d) above, there has been no material adverse change in Sustainable Mid Cap Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Sustainable Mid Cap Fund (other than changes occurring in the ordinary course of business).  For the purposes of this paragraph (e), a decline in the net asset value of the Sustainable Mid Cap Fund due to declines in the value of the Sustainable Mid Cap Fund’s assets, the discharge of the Sustainable Mid Cap Fund’s liabilities or the redemption of the Sustainable Mid Cap Fund shares by Sustainable Mid Cap Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Effective Date, all federal and other tax returns and reports of the Sustainable Mid Cap Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid.  To the best of the Sustainable Mid Cap Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of common stock of the Sustainable Mid Cap Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (“1933 Act”), and applicable state securities laws and are, and on the Effective Date will be, duly authorized and validly issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.  The Sustainable Mid Cap Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Sustainable Mid Cap Fund and has no outstanding securities convertible into any shares of the Sustainable Mid Cap Fund.

(h) At the Effective Date, the Corporation will have good and marketable title to the assets to be transferred to the Sustainable Core Fund pursuant to paragraph 2, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Sustainable Core Fund has received notice and which have been taken into account in the net asset valuation of the Sustainable Mid Cap Fund, and, upon delivery of the assets, the Sustainable Core Fund will acquire good and marketable title to the assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Sustainable Core Fund.

(i) The Corporation has the power to enter into this Agreement with respect to the Sustainable Mid Cap Fund and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein with respect to the Sustainable Mid Cap Fund have been duly authorized by all necessary action on the part of the directors of the Corporation.  This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Sustainable Mid Cap Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year through the date of Reorganization; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(k) Except for the Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Sustainable Mid Cap Fund of the transactions contemplated herein, except those that have already been obtained.  No consent of or notice to any third party or entity is required for the consummation by the Corporation on behalf of the Sustainable Mid Cap Fund of the transactions contemplated by this Agreement.

(l)                                     Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the assets as of the Valuation Time, the Sustainable Mid Cap Fund shall have declared a dividend or dividends or other distribution or distributions, with a record and ex-dividend date prior to the valuation of the assets, which, together with all previous dividends and distributions, shall have the effect of distributing to Sustainable Mid Cap Fund shareholders all of the Sustainable Mid Cap Fund’s investment company taxable income for all taxable periods ending on or before the Effective Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Date and all of its net capital gains realized in all taxable periods ending on or before the Effective Date (after reduction for any capital loss carry forward).

(m)                             The Sustainable Mid Cap Fund, or its agents, (1) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding and Reporting (Individuals), a valid Form W-8BEN-E, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities) (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for each Sustainable Mid Cap Fund shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Sustainable Mid Cap Fund to such shareholder, and/or (2) has otherwise timely instituted the appropriate nonresident alien or foreign corporation withholding or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, 1471 and 3406 of the Code.

11.  REPRESENTATIONS OF THE SUSTAINABLE CORE FUND.  The Corporation, on behalf of the Sustainable Core Fund, represents and warrants, to Sustainable Mid Cap Fund, as follows:

(a) The Corporation is a corporation that is duly incorporated, validly existing and in good standing under the laws of the State of Maryland.  The Sustainable Core Fund is a duly established, separate series of the Corporation.  The Corporation is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Sustainable Core Fund.  The Corporation, on behalf of the Sustainable Core Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Sustainable Core Fund.

(b) The Corporation is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.  The Corporation is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Sustainable Core Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Effective Date, conforms and will conform, as it relates to the Corporation and the Sustainable Core Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Corporation and the Sustainable Core Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph (c) apply to statements or omissions made in reliance upon and in conformity with written information concerning the Sustainable Mid Cap Fund furnished to the Sustainable Core Fund by the Corporation, on behalf of the Sustainable Mid Cap Fund.  Any written information furnished by the Corporation with respect to the Corporation and the Sustainable Core Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Effective Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The audited financial statements of the Sustainable Core Fund as of November 30, 2015 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Corporation) fairly reflect the financial condition and the results of operations of the Sustainable Core Fund as of such date and the results of operations and changes in net assets for the periods indicated.

(e) There have been no changes in the financial position of the Sustainable Core Fund as reflected in the audited financial statements of the Sustainable Core Fund as of November 30, 2015, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of the Sustainable Core Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.  Since the date of the financial statements referred to in paragraph (d) above, there have been no material adverse changes in Sustainable Core Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Sustainable Core Fund (other than changes occurring in the ordinary course of business).  For the purposes of this paragraph (e), a decline in the net asset value of the Sustainable Core Fund due to declines in the value of the Sustainable Core Fund’s assets, the discharge of the Sustainable Core Fund liabilities or the redemption of the Sustainable Core Fund shares by Sustainable Core Fund shareholders shall not constitute a material adverse change.

(f) As of the date hereof and at the Effective Date, all federal and other tax returns and reports of the Sustainable Core Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid.  To the best of the Sustainable Core Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(g)  All issued and outstanding shares of the Sustainable Core Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act, and applicable state securities laws and are, and on the Effective Date will be, duly authorized and validly issued, fully paid and non-assessable, and are not subject to preemptive or dissenter’s rights.  The Sustainable Core Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Sustainable Core Fund and has no outstanding securities convertible into any shares of the Sustainable Core Fund.

(h) At the Effective Date, the Corporation, on behalf of the Sustainable Core Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets, free of any lien or other encumbrance, except those liens or encumbrances as to which The Sustainable Mid Cap Fund has received notice at or prior to the Effective Date.

(i) The Corporation has the power with respect to the Sustainable Core Fund to enter into this Agreement and to consummate the transactions contemplated herein.  The execution, delivery and performance of this Agreement with respect to the Sustainable Core Fund and consummation of the transactions contemplated herein with respect to the Sustainable Core Fund have been duly authorized by all necessary action on the part of the directors of the Corporation.  This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms, and no other corporate action or proceedings by the Corporation are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(j) The Sustainable Core Fund Shares to be issued by the Corporation and delivered for the account of the Sustainable Mid Cap Fund shareholders pursuant to the terms of this Agreement will, at the Effective Date, have been duly authorized.  When so issued and delivered, the Sustainable Core Fund Shares will be duly and validly issued and will be fully paid and nonassessable (except as disclosed in the Corporation’s prospectus).

(k) The Sustainable Core Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code through the Effective Date and expects to continue to so qualify thereafter; and has satisfied the distribution requirements imposed by the Code for each of its taxable years and expects to continue to satisfy them.

(l) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Corporation on behalf of the Sustainable Core Fund of the transactions contemplated herein, except those that have already been obtained.  No consent of or notice to any third party or entity is required for the consummation by the Corporation of the transactions contemplated by this Agreement.

12.  CONDITIONS OF THE REORGANIZATION.  Consummation of the Reorganization is subject to the following conditions:

(a)  SHARES TO BE ISSUED UPON THE REORGANIZATION.  The issuance of the Sustainable Core Fund Shares will have been duly authorized and, when issued in accordance with the Plan and the resolutions of the Board authorizing their issuance, will be validly issued, fully paid, and non-assessable.  The Sustainable Core Fund Shares will be duly registered in conformity with applicable federal and state securities laws.  No shareholder of the Sustainable Core Fund shall have any preemptive right of subscription or purchase with respect to the applicable Sustainable Core Fund Shares.

(b)  MARKETABLE TITLE TO ASSETS.  The Sustainable Mid Cap Fund will have, as of the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer, and deliver, the assets to be transferred to the Sustainable Core Fund.  Upon delivery and payment for these assets, the Sustainable Core Fund will have good and marketable title to the assets without restriction on the transfer of the assets.

(c)  TAXES.  As of the Effective Time, all federal and other tax returns and reports of each Fund required by law to have been filed shall have been filed by the date required by law (including any extensions and are or will be correct in all material respects, and all federal and other taxes (including backup withholding and other withholding taxes) shown or required to be shown as due on such returns or reports or otherwise due shall have been paid so far as due, or provision shall have been made for the payment of them, and to the best of the Corporation’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of those returns.

(d)  OPINION OF COUNSEL.  The Corporation shall have received opinions of counsel, with respect to the Reorganization, based upon customary representations and assumptions, in form reasonably satisfactory to the Corporation and dated as of the Effective Time of the Reorganization, to the effect that:

(1)                                 the issuance of the Sustainable Core Fund Shares to be issued to the Sustainable Mid Cap Fund, as provided for by this Plan, have been duly authorized and upon issuance pursuant to the terms of this Plan and the resolutions of the Board authorizing their issuance against payment of the consideration set forth in this Plan, such shares will be validly issued, fully paid, and non-assessable, and no shareholder of the Sustainable Core Fund has any preemptive right to subscription or purchase of such Sustainable Core Fund Shares under the Corporation’s Charter or the Maryland General Corporation Law;

(2)                                 the Sustainable Core Fund Shares and Sustainable Mid Cap Fund Shares are duly classified as shares of a series of common stock of the Corporation.

(3)                                 the consummation of the transactions contemplated by this Plan will not violate the Charter or Bylaws; and

(4)                                 to the knowledge of such counsel no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Corporation of the transactions contemplated by this Plan, except such as may be required under state securities laws, rules, and regulations.

Such opinion may state that such opinion is solely for the benefit of the Corporation and its Board and officers.  In giving such opinion, counsel may rely upon officers’ certificates and certificates of public officials.

(e)  The Corporation shall have received on or before the Effective Time opinions of counsel satisfactory to the Corporation, based upon customary representations and assumptions, substantially to the effect that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a)(1) of the Code that the Sustainable Mid Cap Fund and the Sustainable Core Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, and that the Reorganization will have the following federal income tax consequences for the Sustainable Mid Cap Fund’s shareholders, the Sustainable Mid Cap Fund, and the Sustainable Core Fund:

(1)                                 The acquisition by the Sustainable Core Fund of substantially all of the assets of the Sustainable Mid Cap Fund and the assumption by the Sustainable Core Fund of the assumed liabilities, as described in the Plan, will constitute a reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”) and the Sustainable Core Fund and the Sustainable Mid Cap Fund will each be a “party to a reorganization” within the meaning of section 368(b) of the Code;

(2)                                 No gain or loss will be recognized by the Sustainable Mid Cap Fund upon the transfer of its assets in exchange solely for the Sustainable Core Fund Shares and the assumption by the Sustainable Core Fund of its liabilities or on the distribution of the Sustainable Core Fund Shares to Sustainable Mid Cap Fund shareholders;

(3)                                 No gain or loss will be recognized by the Sustainable Core Fund on receipt of the Sustainable Mid Cap Fund’s assets and the assumption by the Sustainable Core Fund of the Sustainable Mid Cap Fund’s liabilities in exchange for Sustainable Core Fund Shares;

(4)                                 No gain or loss will be recognized by the Sustainable Mid Cap Fund’s shareholders on the receipt of the Sustainable Core Fund Shares;

(5)                                 The tax basis of the assets acquired by the Sustainable Core Fund in the Reorganization will be the same as the tax basis of those assets to the Sustainable Mid Cap Fund immediately before the Reorganization;

(6)                                 The aggregate basis of the Sustainable Core Fund Shares, both full and fractional, received by the Sustainable Mid Cap Fund’s shareholders will be the same as the aggregate basis of the Sustainable Mid Cap Fund Shares;

(7)                                 The holding period of the Sustainable Core Fund Shares, both full and fractional, received by the Sustainable Mid Cap Fund’s shareholders will include the holding period of the Sustainable Mid Cap Fund Shares, provided that the Sustainable Mid Cap Fund Shares were held as capital assets on the date of Reorganization;

(8)                                 The Sustainable Core Fund’s holding period for the assets acquired from the Sustainable Mid Cap Fund will include the period during which such assets were held by the Sustainable Mid Cap Fund;

(9)                                 The Sustainable Core Fund will succeed to and take into account certain tax attributes of the Sustainable Mid Cap Fund, subject to the limitations of the Code.  The tax year of the Sustainable Mid Cap Fund will end on the date of its Reorganization.

(f)  With respect to the Reorganization, the Board, at a meeting duly called for such purpose, shall have (1) approved this Plan and the transactions contemplated herein, and (2) authorized the issuance of the applicable Sustainable Core Fund Shares as of the Effective Time pursuant to the terms and provisions of this Plan.

(g)  The Corporation will not take any action or cause any action to be taken that is inconsistent with the treatment of the Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code or results in the failure of the Reorganization to qualify as a “reorganization” with the meaning of Section 368(a) of the Code.  At or prior to the Effective Time, the Corporation will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to deliver the tax opinions contemplated in this Plan, including providing a certificate to counsel containing such customary factual representations as counsel shall have reasonably requested

(h)  Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets pursuant to Section 3 of this Agreement, the Sustainable Mid Cap Fund shall declare a dividend or dividends, with a record and ex-dividend date prior to the valuation of the assets, which together with all previous dividends shall have the effect of distributing to shareholders of the Sustainable Mid Cap Fund all of its investment company taxable income for all taxable periods ending on or before the Effective Time (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Section 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Effective Time, and all of its net capital gain realized in all taxable periods ending on or before the Effective Time (after reduction for any capital loss carryforward).

13.  EFFECTIVE TIME OF THE REORGANIZATION.  The exchange of the Sustainable Mid Cap Fund’s assets for the Sustainable Core Fund Shares shall be as of the close of the New York Stock Exchange on March 30, 2016, or at such other time and date as fixed by the Board or any duly authorized officer of the Corporation (the “Effective Time”).

14.  TERMINATION.  The Reorganization may be terminated and abandoned at any time prior to the Effective Time if circumstances should develop that, in the opinion of the Board or an authorized officer of the Corporation, make proceeding with the Reorganization inadvisable.  In the event of any such termination, there shall be no liability for damages on the part of the Sustainable Core Fund, the Sustainable Mid Cap Fund, the Corporation, or the Corporation’s Board or officers.

15.  AMENDMENT AND WAIVER.  This Plan may be amended, modified, or supplemented at any time (to the fullest extent permitted by law) in such manner as may be mutually agreed upon in writing by officers of the Corporation on behalf of the Sustainable Core Fund and the Sustainable Mid Cap Fund, and any duly authorized officer of the Corporation may waive any condition to the consummation of the Reorganization if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of each Fund.

16.  FEES AND EXPENSES.  The Sustainable Mid Cap Fund shall bear the expenses incurred in connection with the Reorganization, including, without limitation, the legal costs associated with the Reorganization (including, without limitation, the costs of the legal opinions to be received pursuant to this Plan of Reorganization), transfer agency fees, auditing fees associated with each Fund’s financial statements, portfolio transfer taxes (if any), and expenses relating to the printing and mailing the Combined Prospectus/Information Statement included in the Registration Statement.

17.  GOVERNING LAW.  This Plan shall be governed and construed in accordance with the laws of the State of New York.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Sustainable Mid Cap Opportunities Fund

[ ]
[ ]

SENTINEL GROUP FUNDS, INC., on behalf of the Sentinel Sustainable Core Opportunities Fund

[ ]
[ ]

APPENDIX A:  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Sustainable Core Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned on an investment in the Fund, assuming reinvestment of all dividends and distributions.  Per share data is calculated utilizing average daily shares outstanding.  Information provided for each fiscal year-end has been audited by PricewaterhouseCoopers LLP, whose report, along with the financial statements of the Funds, is included in the Fund’s Annual Report to Shareholders, which is available upon request.

Income from Investment Operations						Less Distributions
Fund/ Share Class	Fiscal year (period ended)	Net asset value, beginning of period	Net investment income (loss)	Net gains or losses on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from realized gains)	Total distributions	Net asset value, end of period
Sustainable Core Opportunities Class A
	11/30/11	$11.92	$0 .06	$0 .63	$0 .69	$0 .04	$—	$0 .04	$12.57
	11/30/12	12.57	0 .09	1 .66	1 .75	0 .06	—	0 .06	14.26
	11/30/13	14.26	0 .11	4 .25	4 .36	0 .11	—	0 .11	18.51
	11/30/14	18.51	0 .16	2 .27	2 .43	0 .11	—	0 .11	20.83
	11/30/15	20.83	0 .38	(0 .41)	(0 .03)	0 .17	—	0 .17	20.63
Sustainable Core Opportunities Class I
	11/30/11	11.97	0 .10	0 .64	0 .74	0 .09	—	0 .09	12.62
	11/30/12	12.62	0 .13	1 .67	1 .80	0 .11	—	0 .11	14.31
	11/30/13	14.31	0 .15	4 .25	4 .40	0 .14	—	0 .14	18.57
	11/30/14	18.57	0 .22	2 .27	2 .49	0 .13	—	0 .13	20.93
	11/30/15	20.93	0 .44	(0 .42)	0 .02	0 .22	—	0 .22	20.73

Appendix A-1

Ratios/Supplemental Data

Total return (%)*		Net assets at end of period (000 omitted)	Ratio of expenses to average net assets (%)	Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**	Ratio of net investment income (loss) to average net assets (%)		Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**		Portfolio turnover rate (%)

5 .79		$172,858	1 .34	1 .34	0 .45		0 .45		7
14 .00		182,345	1 .32	1 .32	0 .66		0 .66		4
30 .74		224,489	1 .26	1 .26	0 .67		0 .67		14
13 .18		239,707	1 .24	1 .24	0 .85		0 .85		20
(0 .13	)#	224,862	1 .21	1 .21	1 .85	^	1 .85	^	20

6 .15		8,483	1 .00	1 .00	0 .79		0 .79		7
14 .38		8,194	1 .04	1 .04	0 .94		0 .94		4
31 .05		12,418	1 .00	1 .00	0 .93		0 .93		14
13 .50		15,275	0 .97	0 .97	1 .13		1 .13		20
0 .12	#	14,926	0 .93	0 .93	2 .13	^	2 .13	^	20

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “—“ are either zero or represent less than $0.005 or $(0.005).

* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where the Advisor had not waived a portion of its fee.

** Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the November 30, 2015 Annual Report, if applicable.

# Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Sustainable Core Opportunities Fund Class A by 0.05% and Sentinel Sustainable Core Opportunities Fund Class I by 0.04% for the fiscal year ended November 30, 2015.

^ Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

Appendix A-2

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 22, 2015

SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND

A SERIES OF

SENTINEL GROUP FUNDS, INC.

SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND

A SERIES OF

SENTINEL GROUP FUNDS, INC.

One National Life Drive

Montpelier, VT 05604

1-800-282-3863

This Statement of Additional Information relates to the pending reorganization of the Sentinel Sustainable Mid Cap Opportunities Fund (the “Sustainable Mid Cap Fund”), a series of Sentinel Group Funds, Inc. (the “Corporation”) into the Sentinel Sustainable Core Opportunities Fund (the “Sustainable Core Fund”, and together with the Sustainable Mid Cap Fund, the “Funds”), a series of the Corporation.

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Information Statement dated February 22, 2016 (the “Combined Prospectus/Information Statement”) for the Sustainable Core Fund and the Sustainable Mid Cap Fund.  Copies of the Combined Prospectus/Information Statement may be obtained at no charge by writing to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.  Unless otherwise indicated, capitalized terms used in this Statement of Additional Information and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Information Statement.

This Statement of Additional Information contains information which may be of interest to shareholders of the Sustainable Mid Cap Fund relating to the Reorganization, but which is not included in the Combined Prospectus/Information Statement.  As described in the Combined Prospectus/Information Statement, the Reorganization would involve the transfer of substantially all of the assets, and the assumption of certain stated liabilities, of the Sustainable Mid Cap Fund in exchange for shares of the Sustainable Core Fund.  The Sustainable Mid Cap Fund would distribute the Sustainable Core Fund shares it receives to its shareholders in complete liquidation of the Sustainable Mid Cap Fund.

The Funds will furnish, without charge, a copy of their most recent Annual Report and/or Semi-Annual Report.  Requests should be directed to the Sentinel Funds at One National Life Drive, Montpelier, VT 05604 or by calling 1-800-282-3863.

Table of Contents

ADDITIONAL INFORMATION ABOUT THE SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND AND THE SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND	2
FINANCIAL STATEMENTS	3

ADDITIONAL INFORMATION ABOUT THE SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND AND THE SENTINEL SUSTAINABLE MID CAP OPPORTUNITIES FUND

For the Sentinel Sustainable Mid Cap Opportunities Fund:  Incorporates by reference the management’s discussion of fund performance, audited financial statements and the related report of the independent registered public accounting firm for the Sustainable Mid Cap Fund contained in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2015 (SEC Accession No. 0001171520-16-000732), as filed with the Securities and Exchange Commission (the “SEC”).

For the Sentinel Sustainable Core Opportunities Fund:  Incorporates by reference to the Statement of Additional Information of Sentinel Group Funds, Inc. dated March 30, 2015, as supplemented (SEC Accession No. 0001104659-15-023958), as filed with the Securities and Exchange Commission (the “SEC”) and Management’s discussion of fund performance, audited financial statements and the related report of the independent registered public accounting firm for the Sustainable Core Fund contained in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2015 (SEC Accession No. 0001171520-16-000732), as filed with the SEC.

No parts of the Sentinel Funds’ Annual Report unrelated to the Funds are incorporated by reference in this Statement of Additional Information.

2

Pro Forma Financial Statements

Combined Fund

Fiscal Period Ended November 30, 2015

FINANCIAL STATEMENTS

Unaudited pro forma financial statements for the Combined Fund are provided on the following pages.  The pro forma financial statements are presented as of November 30, 2015.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on November 30, 2015. The unaudited pro forma statement of operations reflects expenses for the twelve months ended November 30, 2015.  The pro forma financial statements give effect to the proposed exchange of shares of the Sustainable Core Fund for the assets and certain stated liabilities of the Sustainable Mid Cap Fund, with Sustainable Core Fund being the surviving entity.  References to the “Combined Fund” refer to the Sustainable Core Fund, following the completion of the Reorganization.  The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States.  The historical cost basis of the investments is carried over to the surviving entity.  It is not anticipated that the Sustainable Core Fund will sell any securities of the Sustainable Mid Cap Fund acquired in the Reorganization other than in the ordinary course of business.

Statement of Assets and Liabilities	Target Fund Sustainable Mid Cap	Survivor Fund Sustainable Core	Pro Forma Adjustments		Pro Forma Combined

Assets
Investments at value	$128,323,470	$239,667,559	$—		$367,991,029
Receivable for securities sold	311,704	214,505	—		526,209
Receivable for fund shares sold	26,327	55,174	—		81,501
Receivable for dividends	107,399	412,145	—		519,544
Receivable for dividend tax reclaims	—	8,950	—		8,950
Total Assets	128,768,900	240,358,333	—		369,127,233

Liabilities
Payable to custodian	307,696	—	—		307,696
Payable for fund shares repurchased	78,901	229,871	—		308,772
Accrued expenses	70,440	91,050	70,000	(a)	231,490
Management fee payable	72,996	138,175	—		211,171
Distribution fees	24,700	46,280	—		70,980
Fund accounting fee payable	3,824	7,239	—		11,063
Deferred compensation	31,673	57,440	—		89,113
Total Liabilities	590,230	570,055	70,000		1,230,285
Net Assets Applicable to All Outstanding Shares	$128,178,670	$239,788,278	$(70,000)		$367,896,948

Class A Shares
Net Assets Applicable to Class A Shares /	$121,401,713	$224,862,426	$(66,299	)(a)	$346,197,840
Shares Outstanding	6,825,151	10,900,669	(943,163	)(a)	16,782,657
Net Asset Value per Share	$17.79	$20.63	—		$20.63

Class I Shares
Net Assets Applicable to Class I Shares /	$6,776,957	$14,925,852	$(3,701	)(a)	$21,699,108
Shares Outstanding	364,267	720,021	(37,525	)(a)	1,046,763
Net Asset Value per Share	$18.60	$20.73	—		$20.73
Sum of Net Assets for all classes	$128,178,670	$239,788,278	$(70,000)		$367,896,948

3

(a) The Pro Forma Combined Statements of Assets and Liabilities assumes the Sustainable Mid Cap Fund pays the estimated reorganization costs of $70,000 prior to the issuance of additional shares of the Sustainable Core Fund as if the reorganization had taken place on November 30, 2015 and are based on the net asset value of the Sustainable Core Fund.

Statement of Operations	Target Fund Sustainable Mid Cap	Survivor Fund Sustainable Core	Pro Forma Adjustments		Pro Forma Combined
Investment Income
Income:
Dividends	$1,308,140	$4,929,046	$—		$6,237,186
Special dividends recognized due to an acquisition*	—	2,625,700	—		2,625,700
Total Income	1,308,140	7,554,746	—		8,862,886

Expenses:
Management advisory fees	937,203	1,724,280	—		2,661,483
Transfer agent fees	267,105	372,383	—		639,488
Custodian fees	12,375	18,425	(5,000	)(a)	25,800
Distribution fees Class A	318,290	578,160	—		896,450
Accounting and administration services	48,974	90,103	—		139,077
Auditing fees	13,650	20,800	(5,000	)(a)	29,450
Legal fees	8,450	16,425	(2,500	)(a)	22,375
Reports and notices to shareholders	34,800	45,000	(7,500	)(a)	72,300
Registration and filing fees	30,765	30,958	(17,000	)(a)	44,723
Director’s and Chief Compliance Officer fees	17,058	32,379	—		49,437
Other expenses	12,853	20,836	(6,000	)(a)	27,689
Total Expenses	1,701,523	2,949,749	(43,000)		4,608,272
Net Investment Income (Loss)	$(393,383)	$4,604,997	$43,000		$4,254,614

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Realized gain (loss) on:
Investments	11,379,098	15,831,159	—		27,210,257
Foreign currency transactions	—	(343)	—		(343)
Net Realized Gain (Loss)	11,379,098	15,830,816	—		27,209,914
Change in unrealized appreciation (depreciation) of investments	(8,969,607)	(20,857,725)	—		(29,827,332)
Net Realized and Unrealized Gain (Loss) on Investments	2,409,491	(5,026,909)	—		(2,617,418)
Change in Net Assets resulting from Operations	$2,016,108	$(421,912)	$43,000		$1,637,196

4

* On Monday, January 26, 2015, Medtronic, Inc. acquired Covidien plc through the formation of a new holding company incorporated in Ireland, Medtronic plc. As a result of the corporate action, a portion of the transaction is being treated as ordinary income.

(a) Decrease due to the elimination of duplicative expenses by merging funds.

	% of	Target Fund Sustainable Mid Cap		Survivor Fund Sustainable Core		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Domestic Common Stocks	93.5%
Consumer Discretionary	13.0%
Ascena Retail Group, Inc.*		200,830	$2,275,404			200,830	$2,275,404
Bed Bath & Beyond, Inc.*				27,000	$1,472,040	27,000	1,472,040
BorgWarner, Inc.		50,440	2,153,284	43,000	1,835,670	93,440	3,988,954
Coach, Inc.		45,550	1,447,123			45,550	1,447,123
Comcast Corp.				50,000	3,043,000	50,000	3,043,000
Jarden Corp.*		62,235	2,905,130			62,235	2,905,130
John Wiley & Sons, Inc.		47,040	2,426,794			47,040	2,426,794
Lear Corp.				7,000	881,300	7,000	881,300
LKQ Corp.*		120,800	3,562,392			120,800	3,562,392
Macy’s, Inc.				35,000	1,367,800	35,000	1,367,800
Marriott Int’l., Inc.				14,500	1,028,195	14,500	1,028,195
McDonald’s Corp.				39,000	4,452,240	39,000	4,452,240
MDC Partners, Inc.		104,510	2,252,191			104,510	2,252,191
Men’s Wearhouse, Inc.		47,060	940,729			47,060	940,729
Nordstrom, Inc.				15,000	844,650	15,000	844,650
Omnicom Group, Inc.				30,000	2,217,600	30,000	2,217,600
Priceline Group, Inc.*				1,500	1,873,275	1,500	1,873,275
PVH Corp.		18,870	1,722,642			18,870	1,722,642
Time Warner, Inc.				32,000	2,239,360	32,000	2,239,360
TJX Cos., Inc.				55,000	3,883,000	55,000	3,883,000
TRI Pointe Group, Inc.*		224,460	3,131,217			224,460	3,131,217
			22,816,906		25,138,130		47,955,036

5

	% of	Target Fund Sustainable Mid Cap		Survivor Fund Sustainable Core		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Consumer Staples	6.3%
CVS Health Corp.				40,000	3,763,600	40,000	3,763,600
Flowers Foods, Inc.		120,695	2,838,746			120,695	2,838,746
Kraft Heinz Co.				42,000	3,094,980	42,000	3,094,980
McCormick & Co., Inc.				34,500	2,964,240	34,500	2,964,240
PepsiCo, Inc.				58,000	5,809,280	58,000	5,809,280
Procter & Gamble Co.				65,000	4,864,600	65,000	4,864,600
			2,838,746		20,496,700		23,335,446
Energy	4.1%
Baker Hughes, Inc.				40,000	2,162,800	40,000	2,162,800
ConocoPhillips				50,000	2,702,500	50,000	2,702,500
Core Laboratories NV		17,770	2,099,526			17,770	2,099,526
Devon Energy Corp.				40,000	1,840,400	40,000	1,840,400
EOG Resources, Inc.				20,000	1,668,600	20,000	1,668,600
Noble Energy, Inc.		54,030	1,981,280	40,000	1,466,800	94,030	3,448,080
Williams Cos., Inc.				33,000	1,206,480	33,000	1,206,480
			4,080,806		11,047,580		15,128,386
Financials	15.9%
ACE Ltd.				28,000	3,215,800	28,000	3,215,800
Affiliated Managers Group, Inc.*		10,900	1,931,807			10,900	1,931,807
American Express Co.				38,000	2,722,320	38,000	2,722,320
CME Group, Inc.				50,000	4,882,500	50,000	4,882,500
Discover Financial Services				75,900	4,308,084	75,900	4,308,084
East West Bancorp, Inc.		78,530	3,406,631			78,530	3,406,631
Invesco Ltd.		77,630	2,615,355			77,630	2,615,355
M&T Bank Corp.		11,000	1,378,630			11,000	1,378,630
McGraw-Hill Financial, Inc.				51,000	4,919,970	51,000	4,919,970
MetLife, Inc.				65,000	3,320,850	65,000	3,320,850
Morgan Stanley				135,000	4,630,500	135,000	4,630,500
PNC Financial Services Group, Inc.				50,000	4,775,500	50,000	4,775,500
Raymond James Financial, Inc.		37,910	2,226,454			37,910	2,226,454
Signature Bank*		8,950	1,415,443	16,000	2,530,400	24,950	3,945,843
The Travelers Cos., Inc.				30,000	3,437,100	30,000	3,437,100
Wells Fargo & Co.				125,000	6,887,500	125,000	6,887,500
			12,974,320		45,630,524		58,604,844
Health Care	16.8%
Amgen, Inc.				27,000	4,349,700	27,000	4,349,700
Becton Dickinson & Co.				24,500	3,681,125	24,500	3,681,125
Biogen, Inc.*				2,900	831,894	2,900	831,894
Bio-Rad Laboratories, Inc.*		10,387	1,451,272			10,387	1,451,272
Bio-Techne Corp.		17,820	1,625,362			17,820	1,625,362
Bristol-Myers Squibb Co.				60,000	4,020,600	60,000	4,020,600
DENTSPLY Int’l., Inc.		72,390	4,391,177			72,390	4,391,177
Eli Lilly & Co.				35,000	2,871,400	35,000	2,871,400
Gilead Sciences, Inc.				31,000	3,284,760	31,000	3,284,760
Henry Schein, Inc.*		22,770	3,563,050			22,770	3,563,050
Johnson & Johnson				22,500	2,277,900	22,500	2,277,900
MEDNAX, Inc.*		45,880	3,274,456			45,880	3,274,456
Medtronic PLC (a)				55,000	4,143,700	55,000	4,143,700
Merck & Co., Inc.				80,000	4,240,800	80,000	4,240,800
Patterson Cos, Inc.		23,500	1,070,895			23,500	1,070,895

6

	% of	Target Fund Sustainable Mid Cap		Survivor Fund Sustainable Core		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
STERIS PLC		32,250	2,463,255			32,250	2,463,255
Stryker Corp.				22,000	2,122,120	22,000	2,122,120
UnitedHealth Group, Inc.				46,000	5,184,660	46,000	5,184,660
Varian Medical Systems, Inc.*		26,860	2,169,751			26,860	2,169,751
Zimmer Biomet Holdings, Inc.		20,930	2,114,139			20,930	2,114,139
Zoetis, Inc.				57,500	2,685,250	57,500	2,685,250
			22,123,357		39,693,909		61,817,266
Industrials	12.7%
Ametek, Inc.		54,520	3,078,199			54,520	3,078,199
Canadian Pacific Railway Ltd.				19,000	2,801,930	19,000	2,801,930
Danaher Corp.				52,000	5,012,280	52,000	5,012,280
Emerson Electric Co.				50,000	2,500,000	50,000	2,500,000
Genesee & Wyoming, Inc.*		47,890	3,317,340			47,890	3,317,340
IHS, Inc.*		18,630	2,297,265			18,630	2,297,265
Jacobs Engineering Group, Inc.*		73,270	3,234,138			73,270	3,234,138
Knight Transportation, Inc.		56,000	1,485,120			56,000	1,485,120
Masco Corp.		94,520	2,827,093			94,520	2,827,093
Parker Hannifin Corp.				22,000	2,302,520	22,000	2,302,520
Precision Castparts Corp.				10,000	2,315,400	10,000	2,315,400
Quanta Services, Inc.*		163,890	3,613,775			163,890	3,613,775
Stericycle, Inc.*		16,360	1,974,979			16,360	1,974,979
Tyco Int’l. Plc				60,000	2,118,600	60,000	2,118,600
United Parcel Service, Inc.				20,000	2,060,200	20,000	2,060,200
Verisk Analytics, Inc.*				40,000	2,998,000	40,000	2,998,000
Waste Connections, Inc.		49,070	2,674,315			49,070	2,674,315
			24,502,224		22,108,930		46,611,154
Information Technology	19.9%
Accenture PLC				35,000	3,752,700	35,000	3,752,700
Alphabet, Inc.*				5,200	3,966,820	5,200	3,966,820
Altera Corp.				28,000	1,478,400	28,000	1,478,400
ANSYS, Inc.*				26,300	2,451,423	26,300	2,451,423
Apple, Inc.				42,000	4,968,600	42,000	4,968,600
Check Point Software Technologies Ltd.*				38,000	3,317,020	38,000	3,317,020
Cisco Systems, Inc.				160,000	4,360,000	160,000	4,360,000
Cognizant Technology Solutions Corp.*				41,400	2,673,612	41,400	2,673,612
Dolby Laboratories, Inc.		70,350	2,432,703			70,350	2,432,703
EMC Corp.				75,000	1,900,500	75,000	1,900,500
Microchip Technology, Inc.		70,700	3,413,396			70,700	3,413,396
Microsoft Corp.				145,000	7,880,750	145,000	7,880,750
Nuance Communications, Inc.*		331,450	6,937,249			331,450	6,937,249
ON Semiconductor Corp.*		249,440	2,733,862			249,440	2,733,862
Open Text Corp.		42,280	2,048,466			42,280	2,048,466
Plantronics, Inc.		23,720	1,255,025			23,720	1,255,025
Seagate Technology PLC				40,000	1,437,600	40,000	1,437,600
Skyworks Solutions, Inc.		22,170	1,840,553			22,170	1,840,553
Synopsys, Inc.*				50,000	2,504,000	50,000	2,504,000
Texas Instruments, Inc.				85,000	4,940,200	85,000	4,940,200
Visa, Inc.				85,000	6,715,850	85,000	6,715,850
			20,661,254		52,347,475		73,008,729

7

	% of	Target Fund Sustainable Mid Cap		Survivor Fund Sustainable Core		Pro Forma Combined
Schedule of Investments	Net Assets	Shares	Market Value	Shares	Market Value	Shares	Market Value
Materials	2.4%
Ecolab, Inc.				35,000	4,170,600	35,000	4,170,600
Praxair, Inc.				25,000	2,820,000	25,000	2,820,000
Steel Dynamics, Inc.		107,950	1,877,250			107,950	1,877,250
			1,877,250		6,990,600		8,867,850
Telecommunication Services	1.3%
Verizon Communications, Inc.				105,000	4,772,250	105,000	4,772,250

Utilities	1.1%
ITC Holdings Corp.		109,370	4,033,566			109,370	4,033,566

Total Domestic Common Stocks			115,908,429		228,226,098		344,134,527

Foreign Stocks & ADR’s	2.3%
Israel	0.5%
NICE Systems Ltd. ADR*		30,590	1,880,368			30,590	1,880,368
Netherlands	1.2%
Unilever NV ADR				101,200	4,426,488	101,200	4,426,488
Switzerland	0.6%
Roche Holding AG ADR				67,000	2,244,165	67,000	2,244,165
Total Foreign Stocks & ADR’s			1,880,368		6,670,653		8,551,021

Real Estate Investment Trusts	0.7%
Financials	0.7%
Digital Realty Trust, Inc. (a)		36,680	2,644,995			36,680	2,644,995
Total Real Estate
Investment Trusts			2,644,995				2,644,995

Institutional Money Market Funds	3.4%
State Street Institutional US
Government Money Market Fund		7,889,678	7,889,678	4,770,808	4,770,808	12,660,486	12,660,486

Total Investments at Market Value			$128,323,470		$239,667,559		$367,991,029

Total Investments at Cost(1)			$115,904,435		$171,301,778		$287,206,213

(*) Non-income producing.

(a) Return of Capital paid during the fiscal period.

ADR - American Depository Receipt

(1) At November 30, 2015, the cost for Sustainable Mid Cap Fund for federal income tax purposes is $116,076,228. Unrealized appreciation for the Sustainable Mid Cap Fund for federal income tax purposes aggregated $12,247,242 of which $20,412,395 related to appreciated securities and $8,165,153 related to depreciated securities. The Sustainable Mid Cap Fund also had no capital loss carry forwards available as of November 30, 2015 with which to offset future capital gains. At November 30, 2015, the cost for Sustainable Core Fund for federal income tax purposes is $171,382,543. Unrealized appreciation for the

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Sustainable Core Fund for federal income tax purposes aggregated $68,285,016 of which $75,972,145 related to appreciated securities and $7,687,129 related to depreciated securities. The Sustainable Core Fund also had no capital loss carry forwards available as of November 30, 2015 with which to offset future capital gains.  At November 30, 2015, the Pro Forma cost for the Combined Fund for federal income tax purposes is $287,458,771. Pro Forma unrealized appreciation for the Combined Fund for federal income tax purposes aggregated $80,532,258 of which $96,384,540 related to appreciated securities and $15,852,282 related to depreciated securities. The Combined Fund also had no Pro Forma capital loss carry forwards available as of November 30, 2015 with which to offset future capital gains.

Notes to Pro Forma Financial Statements

1. BASIS OF COMBINATION: The Pro Forma Combined Statement of Assets and Liabilities, Pro Forma Combined Statement of Operations and Pro Forma Combined Schedule of Investments give effect to the proposed reorganization of the Sustainable Mid Cap and Sustainable Core Fund. The proposed reorganization will be accounted for by the method of accounting for tax-free reorganizations of investment companies. The reorganization provides for the transfer of the assets and liabilities of the Sustainable Mid Cap to the Sustainable Core Fund, with the Class A shares and Class I shares of the Sustainable Mid Cap reorganizing with and into the Class A shares and Class I shares, respectively, of the Sustainable Core Fund will be the accounting survivor.

The pro forma combined statements should be read in conjunction with the historical financial statements of the Sustainable Mid Cap Fund and the Sustainable Core Fund and the notes thereto incorporated by reference in the Registration Statement filed on Form N-14. The Sustainable Mid Cap Fund and the Sustainable Core Fund are both open-end management investment companies registered under the Investment Company Act of 1940, as amended.

2. PRO FORMA ADJUSTMENTS: Statement specific pro forma adjustments are listed at the end of each Pro Forma Combined Statement or Schedule.

3. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the acquirer, Sustainable Core Fund, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.  USE OF ESTIMATES— The financial statements have been prepared in conformity with GAAP, which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts and disclosures on the financial statements. Actual results could differ from the estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

B. SECURITY VALUATION— Equity securities that are traded on a national or foreign securities exchange and over-the-counter (“OTC”) securities listed in the NASDAQ National Market System are valued at the last reported sales price or official closing price on the principal exchange on which they are traded on the date of determination as of the

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close of business of the NYSE, usually 4:00 p.m. Eastern Time, each day that the NYSE is open. ETFs will be valued at their most recent closing price.

Foreign equity securities traded on a foreign securities exchange are subject to fair value pricing when appropriate, using valuations provided by an independent pricing service.

Securities for which no sale was reported on the valuation date are valued at the mean between the last reported bid and asked prices.

OTC securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices.

Fixed-income securities with original maturities of greater than 60 days, including short-term securities with more than 60 days left to maturity, are valued on the basis of valuations provided by an independent pricing service. The mean between the bid and asked prices is generally used for valuation purposes. Short-term securities with original maturities of less than 60 days are valued at amortized cost, which approximates market value and are reviewed to determine that no material variation exists between amortized cost and market The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium. Investments in mutual funds are valued at the net asset value per share on the day of valuation. Investments in exchange traded derivatives are valued at the settlement price determined by the relevant exchange. Investments in non-exchange traded derivatives and cleared derivatives are valued on the basis of prices supplied by an independent pricing service, if available, or quotes obtained from brokers and dealers.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before a Fund’s pricing time but after the close of the securities’ primary markets, will be fair valued under procedures adopted by the Funds’ Board of Directors. The Board has delegated this responsibility to the Sentinel Valuation Committee (the “Valuation Committee”), established by the Adviser and subject to the Board’s review and supervision.

The Funds may use one or more independent pricing services, as approved by the Board. Such independent pricing services shall provide their daily evaluations directly to the Funds’ custodian bank and fund accounting service provider, State Street Bank and Trust Company (“SSB”). SASI shall have an oversight role over the daily accounting process. Portfolio securities for which market quotations are readily available shall be valued at current market value; other securities and assets shall be valued at fair value as determined in good faith by Sentinel, which may act through its Valuation Committee, subject to the overall oversight of the Board or its Audit Committee. Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold

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during the period in which the particular fair values were used in determining a Fund’s net asset value.

The Valuation Committee, SSB and SASI perform a series of activities to provide reasonable comfort over the accuracy of prices including: 1) periodic vendor due diligence meetings to review underlying methodologies, policies and procedures with respect to valuations, 2) daily monitoring of significant events that may impact markets and valuations, 3) daily comparisons of security valuations versus prior day valuations for all securities with additional follow-up procedures implemented for those that exceed established thresholds, and 4) daily reviews of stale valuations and manually priced securities which may be subjected to additional procedures at the discretion of the Valuation Committee.

In addition, there are several processes outside of the pricing process that are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored by the Adviser for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics.

Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include: (1) when trades occur on a day that happens to coincide with the end of a month; or (2) on occasion, if SASI believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

C. SECURITY TRANSACTIONS AND RELATED INCOME— For purposes of the Funds’ financial statements, securities transactions are accounted for on trade date. For purposes of calculating the net asset values (NAVs), securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

(1) when trades occur on a day that happens to coincide with the last business day of a calendar month; or

(2) on occasion, if Sentinel Administrative Services, Inc. (“SASI”), the Funds’ administrator, believes significant price movements are deemed large enough to impact the calculation of the net asset value per share.

Interest income is recorded on the accrual basis, which includes the amortization of bond premiums on fixed-income securities. Dividend income is recorded on the ex-dividend date when verified by two independent sources and adjusted daily for foreign tax withholding, reclaims and currency fluctuations, when applicable. The cost of securities sold is determined, and realized gains and losses are computed, using the identified cost

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method. Market discount and original issue discount are accreted to income. Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) and master limited partnerships often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held.

D. EXPENSES— Direct expenses of a Fund are charged to that Fund while common expenses of Sentinel Group Funds, Inc. are allocated proportionately based upon the Funds’ respective average net assets or number of shareholder accounts. Expenses not charged to a specific Class of each Fund are allocated on the basis of daily net assets or number of shareholder accounts on a pro rata basis. Class specific expenses such as 12b-1 distribution fees, blue sky registration fees, certain transfer agency fees and NASDAQ listing fees are charged to the appropriate class.  The Board determined that allocating Reorganization costs to the Target Fund was fair based on the lower operating expense rates that are expected to occur as a result of the Reorganization.

E. CLASSES— In addition to the application of Class specific expenses outlined above, investment income and realized and unrealized gains and losses are allocated pro rata based on the value of shares outstanding for each Class within a Fund.

F. DIVIDENDS AND DISTRIBUTIONS—The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, and the reclassification of net investment losses to paid-in-capital.

G.  PORTFOLIO RE-POSITIONING — The Reorganization will not require the Sustainable Mid Cap Fund or Sustainable Core Fund to dispose of a material portion of its portfolio securities prior to the Reorganization due to non-conformance of those securities with the investment objectives, policies or limitations of the Sustainable Core Fund, nor will the Reorganization require the Sustainable Mid Cap Fund or Sustainable Core Fund to sell acquired portfolio securities, other than in the ordinary course of business, in order to rebalance its portfolio to comply with the prospectus limitations of the Sustainable Core Fund.  The Sustainable Core Fund may experience temporary increased portfolio turnover as a result of re-positioning of the portfolio of a securities it receives in the Reorganization, which may result in the realization of capital gains or losses.  However, we cannot be certain of the impact of such re-positioning nor do we expect that such re-positioning would affect a material percentage of the portfolio.  In addition, the Sustainable Core Fund will be subject to certain restrictions regarding the sale of portfolio securities it receives from the Sustainable Mid Cap Fund for a limited period of time in connection with the Reorganization being classified as tax-free for U.S. federal income tax purposes.

H.  Tax Status — The Sustainable Core Fund as the Combined Fund, intends to continue to qualify for the special tax treatment afforded regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended.

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